UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21866
Highland Funds I
(Exact name of registrant as specified in charter)
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Address of principal executive offices) (Zip code)
R. Joseph Dougherty
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Name and address of agent for service)
registrant’s telephone number, including area code: (877) 665-1287
Date of fiscal year end: June 30
Date of reporting period: June 30, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
Highland Funds I Annual Report June 30, 2011 Highland Long/Short Equity Fund Highland Long/Short Healthcare Fund Highland Floating Rate Opportunities Fund

Highland Funds I
Highland Long/Short Equity Fund
Highland Long/Short Healthcare Fund
Highland Floating Rate Opportunities Fund
TABLE OF CONTENTS

Portfolio Manager Commentaries	1
Fund Profiles	7
Financial Statements	10
Investment Portfolios	11
Statements of Assets and Liabilities	23
Statements of Operations	25
Statements of Changes in Net Assets	26
Statements of Cash Flows	32
Financial Highlights	35
Notes to Financial Statements	45
Report of Independent Registered Public Accounting Firm	60
Additional Information	61
Disclosure of Fund Expenses	61
Approval of Highland Floating Rate Opportunities Fund Investment Advisory Agreement	62
Important Information About This Report	67
Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.
A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY

June 30, 2011	Highland Long/Short Equity Fund
Performance Overview
Highland Long/Short Equity Fund — Class A (the “Fund”) posted a total return of 6.6% for the twelve month period ended June 30, 2011. Since its inception date (December 5, 2006) through June 30, 2011, the Fund had an average annual return of 4.0%, and the S&P 500 Total Return Index1 (the “Index”), a broad based indicator of the general market, had an average annual return of 0.9%. The Fund’s net assets as of June 30, 2011 were $529.3 million, up from $270.4 million as of June 30, 2010.
Manager’s Discussion
During the fiscal year from July 1, 2010 to June 30, 2011, the Fund returned 6.6% with a standard deviation2 of 4.5% and a beta3 of .29. Those results compared to the Index with a return of 19.6% and a standard deviation of 18.5% during the same time period. The Fund maintained a conservative posture throughout the year given the economic headwinds and macro issues that were prevalent. As a result, the Fund’s risk, as illustrated by the standard deviation, was less than a third of the Index during this period.
Since inception, the Fund has delivered an annualized return of 4.0% with a standard deviation of 8.1% and a beta of .27, while the Index has returned 0.6% on an annualized basis with a standard deviation of 18.5%. Therefore, the Fund has generated higher returns than the Index with less risk.
The table below presents the monthly performance of the Fund from inception through June 30, 2011:

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2006												0.1%	0.1%
2007	1.3%	0.6%	1.4%	4.4%	3.3%	0.5%	-2.2%	-0.4%	2.2%	1.7%	-2.6%	-1.9%	8.4%
2008	-2.7%	2.0%	-1.0%	2.2%	4.5%	-5.3%	-0.3%	1.5%	-6.8%	-4.3%	0.0%	-0.4%	-10.5%
2009	2.3%	1.5%	1.0%	2.2%	-0.4%	-1.6%	2.9%	3.0%	4.2%	-1.1%	1.2%	1.8%	18.1%
2010	-3.0%	-0.5%	2.4%	1.6%	-1.9%	-0.6%	0.4%	-1.8%	2.9%	3.0%	0.8%	1.5%	4.7%
2011	-0.8%	1.2%	-0.5%	2.2%	-1.0%	-1.3%							-0.3%
The top five winners for the Fund from fiscal year 2011 were KKR, Equinix, Apple, Crosstex Energy, and Kansas City Southern. The Fund’s top five losers were DG FastChannel, the S&P 500 Midcap SPDR ETF, Citigroup, Blackstone and Navistar International. Both Blackstone and the S&P 500 Midcap SPDR ETF were deliberate hedges to offset risk from long positions in the portfolio.
The Index has started off the new fiscal year by dropping 9% through mid-August and has exhibited the highest volatility since late 2008 and early 2009. With so many macroeconomic issues creating headwinds in the world, the markets should continue to be prone to the same high volatility they have experienced the last couple of years. As a result, the portfolio managers continue to manage the portfolio with a cautionary stance.
Thank you for your continued participation in the Fund. We look forward to serving your future investment needs.

Jim Dondero	Jonathan Lamensdorf
Co-Founder & President of the	Portfolio Manager
Investment Adviser

[1]	The S&P 500 Total Return Index is an index of a basket of 500 stocks designed to provide a broad snapshot of the overall U.S. equity market. Ordinary cash dividends are applied on the ex-date in calculating the total return series. “Special dividends” are those dividends that are outside of the normal payment pattern established historically by the issuing corporation. The total return index series reflect both ordinary and special dividends. Investors cannot invest directly into an index.

[2]	Standard deviation of returns measures the average a return series deviates from its mean. It is often used as a measure of risk. A large standard deviation implies that there have been large swings in the return series of the manager.

[3]	Calculation based on monthly returns of Class A shares and the Index from the Fund’s inception date through June 30, 2010. Beta is defined as the covariance of manager and benchmark divided by the variance of the benchmark, which is the S&P 500 TR for these purposes. Beta is a measure of systematic risk, or the sensitivity of a manager to movements in the benchmark. A beta of 1 implies that you can expect the movement of a manager’s return series to match that of the benchmark used to measure beta.

[4]	Beta is a measure of systemic risk in reference to the market as a whole. For purposes of this calculation, the S&P 500 TR Index is used as a proxy for the market

[5]	As reported on Bloomberg.
Annual Report | 1

PORTFOLIO MANAGER COMMENTARY

June 30, 2011	Highland Long/Short Equity Fund
Highland Long/Short Equity Fund — Class A
Growth of Hypothetical $10,0000 Investment

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund’s investment activities involve a significant degree of risk, such as short sales which theoretically involve unlimited loss potential. The Fund is non-diversified and may invest a larger portion of it’s assets in the securities of fewer issuers than if the Fund was diversified.
Please refer to Note 13, Disclosure of Significant Risks and Contingencies, for more information.

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales	With Sales	Without Sales	With Sales	Without Sales	With Sales
	Charge	Charge	Charge	Charge	Charge	Charge
Year Ended June 30, 2011	6.62%	0.78%	6.18%	5.18%	7.02	n/a
Since Inception: (December 5, 2006)	4.01%	2.74%	3.43%	3.43%	4.37%	n/a
“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.50% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. A 2.00% redemption fee will be charged on all class shares if Fund shares are redeemed or exchanged within the first two months of purchase.
The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.
The Fund’s Investment Adviser has voluntarily agreed to waive a portion of its advisory fee or reimburse expenses. Such waivers and reimbursements may be terminated at any time. The performance quoted would have been lower if these waivers had not been in effect.
The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 4.19%, Class C: 4.84% and Class Z: 3.84%. Inclusive of the waiver and exclusive of the cost of dividends paid on short positions, the Fund’s net expense ratio was as follows: Class A: 2.24%, Class C: 2.89% and Class Z: 1.89%. Voluntary agreements may change or end at any time.
2 | Annual Report

PORTFOLIO MANAGER COMMENTARY

June 30, 2011	Highland Long/Short Healthcare Fund
Performance Overview
The Fund’s Class A shares posted a return of 26.63% for the twelve month period ended June 30, 2011. That was worse than the return of the Fund’s benchmark, the S&P 500 Healthcare Index (the “Index”), which returned 28.54% over the same period.
Manager’s Discussion
The Fund’s objective is to seek long-term capital appreciation. In fiscal year 2011, we believe we achieved this objective. The table below presents the monthly performance of the Fund from Inception through June 30, 2011:

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2008						-0.2%	0.4%	2.9%	10.5%	5.4%	-4.8%	-0.2%	13.9%
2009	-2.0%	-1.2%	-8.9%	-1.5%	-2.3%	0.4%	0.9%	-0.7%	-0.5%	-0.5%	2.1%	14.5%	-2.2%
2010	0.0%	3.6%	1.3%	0.5%	0.5%	-1.2%	0.4%	2.0%	-2.6%	-2.6%	0.6%	7.2%	14.0%
2011	0.90%	-0.3%	0.5%	4.6%	4.6%	3.2%							15.1%
The Fund grew significantly over the twelve month period ended June 30, 2011. The Fund had net assets of approximately $10 million as of June 30, 2010 and ended the twelve month period on June 30, 2011 with net assets of $43 million. During the period long positions outperformed short positions. As of June 30, 2011, the Fund was invested in 57 long positions and 40 short positions. This resulted in a gross exposure of 156% and a net exposure of 37% for the Portfolio.
In May 2010, the Fund named Cummings Bay Capital Management, L.P. as sub-adviser to the Fund and named Michael D. Gregory as Portfolio Manager. The Fund also broadened its investment strategy to include the ability to hold short positions. The ability to short allows the Fund to potentially improve the risk adjusted returns to the investor. While the Fund returned 26.63% and the Index returned 28.54% over the same period the Index did so with a 100% exposure to the market while the portfolio achieved this with a 45% average net exposure to the market. This lowered level of risk is borne out in the annualized standard deviation which was 14% for the portfolio versus 17% for the Index. Standard deviation is a measure of volatility of return. A lower standard deviation indicates a more consistent fund return over the long term. Long/short strategies are designed in part to minimize the volatility of return while seeking to provide a more consistent level of return over the long term.
We believe that the healthcare sector may be particularly well suited for a long/short strategy, as we believe that we are in the midst of the most significant structural change to the healthcare sector since the 1965 enactment of Medicare and Medicaid. It is our expectation that implementation of healthcare reform over the next 3-5 years and beyond will create a number of winners and losers. We believe there is a rationale for long exposure to the healthcare sector given that healthcare is 17% of the Gross Domestic Product (“GDP”), has grown as a percentage of GDP every year since 1997, and may provide defensive exposure to the macro economy. However, the healthcare sector also faces a unique and persistent set of challenges in the form of government reimbursement, the government reform, clinical trials and the practice of separating good science and bad science. We believe a portfolio should have both long and short exposure in order to capture the full investment potential in the healthcare sector.
Thank you for your continued participation in the Fund. We look forward to serving your future investment needs.
Michael D. Gregory
Portfolio Manager
Annual Report | 3

PORTFOLIO MANAGER COMMENTARY

June 30, 2011	Highland Long/Short Healthcare Fund
Highland Healthcare Fund — Class A
Growth of Hypothetical $10,000 Investment
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified. The Fund’s performance largely depends on the healthcare industry and is susceptible to economic, political and regulatory risks.
Please refer to Note 13, Disclosure of Significant Risks and Contingencies, for more information.

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales	With Sales	Without Sales	With Sales	Without Sales	With Sales
	Charge	Charge	Charge	Charge	Charge	Charge
Year Ended June 30, 2011	26.63%	19.68%	26.35%	25.35%	26.79%	n/a
Since Inception: (May 5, 2008)	12.81%	10.81%	12.25%	12.25%	13.13%	n/a
“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 4.50% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. A 2.00% redemption fee will be charged if Fund shares are redeemed or exchanged within the first two months of purchase.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.
The Fund’s Investment Adviser has voluntarily agreed to waive its advisory fee. Such waiver may be terminated at any time. The performance quoted would have been lower if this waiver had not been in effect.
The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 7.15%, Class C: 7.80% and Class Z: 6.80%. Inclusive of the waiver, the Fund’s net expense ratio was as follows: Class A: 5.93%, Class C: 6.58% and Class Z: 5.58%. Voluntary agreements may change or end at any time.
4 | Annual Report

PORTFOLIO MANAGER COMMENTARY

June 30, 2011	Highland Floating Rate Opportunities Fund
Dear Shareholders:
On June 13, 2011 the Highland Floating Rate Fund and Highland Floating Rate Advantage Fund merged into Highland Floating Rate Opportunities Fund.
The merger was in direct response to investor demand for an open-end mutual fund focused primarily on floating rate investments and securities within the bank loan asset class. The new Fund offers investors better liquidity features, meaning shares can be redeemed on any day the NYSE is open for business. In addition the new Highland Floating Rate Opportunities Fund is expected to offer a lower expense ratio then its predecessor fund, the Highland Floating Rate Advantage Fund. Furthermore, in aiming to achieve its investment objective of a high level of current income consistent with the preservation of capital, the new fund has the flexibility to invest up to 20% of its assets in non floating rate securities and the ability to hedge against systemic risk.
Q: How has the Highland Floating Rate Opportunities Fund (the “Fund”) performed?
A: For the twelve month period ended June 30, 2011, the Fund’s Class A Shares returned 11.73%. That was more than the return of the Fund’s benchmark, the Credit Suisse Leveraged Loan Index (the “Index”), which was 9.70% for the period, and the Lipper Loan Open Ended Participation Loan Category average, which was 9.04% for the period. During this same time period, the Standard & Poor’s (S&P) 500 Index returned 30.66%. The Fund benefited from its use of leverage during the period, and as of June 30 had $135 million in notes payable. The Fund’s strongest performers during the period included SIRVA Worldwide, Inc. GenOn Energy, Inc., Young Broadcasting., Inc, All3Media, and EH/Transeastern. The weakest performers included LLV Holdco, Fairpoint Communications, Inc., Nevada Land Group, LLC, Metro-Goldwyn-Mayer Inc. and Endurance Business Media, Inc.
Q: What was the investment environment like for corporate bank loans during the period?
A: The loan market during the twelve month period ended June 30, 2010 was characterized by a continuation of the strengthening experienced in 2009 and 2010 after 2008’s unprecedented loan market dislocation, which was primarily driven by technical factors generated in part by the turmoil in the financial sector. During the twelve months the average bid in the Index moved from approximately 91 on July 1, 2010 to approximately 97 on June 30, 2011. This improvement was largely attributable to continued strengthening in the macro economic outlook and stabilization of the technical environment caused by continued strong demand for loans thanks to issuers paying down debt through bond refinancings. This increased cash in the market was augmented by more positive investor sentiment due to improving issuer fundamentals, which helped to push the average bid up.
Q: How is the Fund currently positioned?
A: As of June 30, 2011, the Fund is approximately 82.4% loans, 9.0% equities and 8.6% other corporate debt, as a percentage of investments. With regards to diversification, the Fund is currently invested in approximately 26 industries and 159 issuers.
Q: What is your outlook?
A: It is our expectation that capital markets will continue to exhibit volatility during 2011, with the equity and high-yield bond markets experiencing greater volatility than leveraged loans. We continue to believe that the risk-return profile for leveraged loans is attractive relative both to other asset classes and to historical standards for leveraged loans. We look to capitalize on volatility in the leveraged loan market by adhering to disciplined valuation targets for our investments and by actively rotating capital as opportunities presents. We believe that issuers will continue to bring amendments to lender groups in an effort to stay within covenants, which will improve the economics of the loans to the lenders.
We thank you for your investment in the Fund.
Greg Stuecheli, CFA
Partner & Senior
Portfolio Manager
Greg Stuecheli has been a portfolio manager of the Highland Floating Rate Opportunities Fund since December 31, 2008.
Funds that invest in floating rate loan investments present financial risks. Defaults on the loans in the portfolio could reduce the Fund’s net asset value and its distributions, as could nonpayment of scheduled interest and principal. Prepayment of principal by a borrower could mean the Fund’s managers have to replace the loan with a lower-yielding security, which could affect the valuation of the portfolio’s holdings.
Annual Report | 5

PORTFOLIO MANAGER COMMENTARY

June 30, 2011	Highland Floating Rate Opportunities Fund
Highland Floating Rate Opportunities Fund — Class A
Growth of Hypothetical $10,000 Investment
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified.

Please refer to Note 13, Disclosure of Significant Risks and Contingencies, for more information.

Total Returns (Annualized)
	Class A		Class B		Class C		Class Z
	Without Sales	With Sales	Without Sales	With Sales	Without Sales	With Sales	Without Sales	With Sales
	Charge	Charge	Charge	Charge	Charge	Charge	Charge	Charge
Year Ended June 30, 2011	11.73%	7.78%	11.34%	8.09%	11.16%	10.16%	12.11%	n/a
Five Year	-3.75%	-4.43%	-4.08%	-4.22%	-4.23%	-4.23%	-3.41%	n/a
Ten Year	2.07%	1.71%	1.79%	1.79%	1.57%	1.57%	2.43%	n/a
“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 4.50% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. A 2.00% redemption fee will be charged if Fund shares are redeemed or exchanged within the first two months of purchase.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.
The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 2.12%, Class B: 2.47%, Class C: 2.62% and Class Z: 1.77%.
Note: Effective June 13, 2011, the Highland Floating Rate Fund and Highland Floating Rate Advantage Fund merged to form the Highland Highland Floating Rate Opportunities Fund. The performance data presented above reflects that of Highland Floating Rate Advantage Fund, the Predecessor Fund, for periods to June 13, 2011.
6 | Annual Report

FUND PROFILE (unaudited)
Highland Long/Short Equity Fund
Objective
Highland Long/Short Equity Fund seeks consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.
Net Assets as of June 30, 2011
$529.3 million
Portfolio Data as of June 30, 2011
The information below provides a snapshot of Highland Long/Short Equity Fund at the end of the reporting period. Highland Long/Short Equity Fund is actively managed and the composition of its portfolio will change over time.

Sectors as of 06/30/11 (%)*	Long Exposure	Short Exposure	Net Exposure
Information Technology	13.3	(5.6)	7.7
Industrials	15.8	(4.7)	11.1
Financial	8.2	(2.8)	5.4
Consumer Discretionary	22.4	(9.0)	13.4
Health Care	4.7	(1.5)	3.2
Energy	3.3	(1.1)	2.2
Telecommunication Services	3.2	(1.1)	2.1
Materials	0.1	(0.3)	(0.2)
Other	0.0	(1.9)	(1.9)

Top 5 Holdings as of 06/30/11 (%)*
Long Securities		Short Securities
Alliance Data Systems Corp.	6.2	SPDR S&P Retail, ETF	(3.2)
Equinix, Inc.	5.2	Urban Outfitters, Inc.	(1.1)
MICROS Systems, Inc.	4.0	Leap Wireless International, Inc.	(1.1)
NCR Corp.	3.9	Intel Corp.	(1.1)
Iconix Brand Group, Inc.	3.4	Scotts Miracle-Gro Co., Class A	(1.0)
The Fund’s investment activities involve a significant degree of risk such as short sales which theoretically involve unlimited loss potential. The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified.
Please refer to Note 13, Disclosure of Significant Risks and Contingencies, for more information.

*	Long and short securities are calculated as a percentage of total net assets.
Annual Report | 7

FUND PROFILE (unaudited)
Highland Long/Short Healthcare Fund
Objective
     Highland Long/Short Healthcare Fund seeks long-term capital appreciation.
Net Assets as of June 30, 2011
     $43.5 million
Portfolio Data as of June 30, 2011
The information below provides a snapshot of Highland Long/Short Healthcare Fund at the end of the reporting period. Highland Long/Short Healthcare Fund is actively managed and the composition of its portfolio will change over time.

Sectors as of 06/30/11 (%)*	Long Exposure	Short Exposure	Net Exposure
Consumer Staples	2.4	0.0	2.4
Consumer Discretionary	0.7	0.0	0.7
Healthcare:
Managed Healthcare	21.3	0.0	21.3
Biotechnology	25.6	(11.0)	14.6
Pharmaceuticals	14.5	(0.9)	13.6
Life Sciences Tools & Services	6.7	(3.6)	3.1
Medical Equipment	1.2	0.0	1.2
Healthcare Distributors	1.7	(1.5)	0.2
Environmental Services	0.0	(1.0)	(1.0)
Healthcare Equipment	9.2	(10.6)	(1.4)
Healthcare Technology	2.3	(4.7)	(2.4)
Healthcare Supplies	0.0	(2.4)	(2.4)
Healthcare Services	5.7	(8.7)	(3.0)
Healthcare Facilities	3.6	(13.7)	(10.1)
Financial	0.0	(0.7)	(0.7)

Top 5 Holdings as of 06/30/11 (%)*
Long Securities		Short Securities
Genesys Ventures IA, L.P.	4.4	Amedisys, Inc.	(2.8)
Caliper life Sciences, Inc.	3.8	Myriad Genetics, Inc.	(2.7)
ArthroCare Corp.	3.4	Community Health Systems, Inc.	(2.5)
Impax Laboratories, Inc.	3.4	Becton, Dickinson and Co.	(2.5)
Humana, Inc.	3.4	Skilled Healthcare Group, Inc., Class A.	(2.5)
The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified . The Fund’s performance largely depends on the healthcare industry and is susceptible to economic, political and regulatory risks.
Please refer to Note 13, Disclosure of Significant Risks and Contingencies, for more information.

*	Long and short securities are calculated as a percentage of total net assets.
8 | Annual Report

FUND PROFILE (unaudited)
Highland Floating Rate Opportunities Fund
Objective
The Fund seeks to provide a high level of current income, consistent with preservation of capital.
Net Assets as of June 30, 2011
$755.8 million
Portfolio Data as of June 30, 2011
The information below provides a snapshot of Highland Floating Rate Opportunities Fund at the end of the reporting period. Highland Floating Rate Opportunities Fund is actively managed and the composition of its portfolio will change over time.
Floating rate loan investments present special financial risks. Defaults on the loans, nonpayment and prepayment of principal could affect the valuation of the portfolio’s holdings.
Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.
The Fund’s ability to invest in high-yield debt securities (or junk securities) generally subjects the Fund to greater risk. The use of leverage involves certain risks, such as greater volatility of the NAV of the fund’s shares and the nonpayment of dividends.

Quality Breakdown as of 06/30/11 (%)*
BBB	2.0
BB	16.4
B	48.9
CCC	11.6
Not Rated	21.1

Top 5 Sectors as of 06/30/11 (%)*
Broadcasting	18.1
Healthcare	9.6
Service	8.9
Financial	8.6
Telecommunications	7.3

Top 10 Holdings as of 06/30/11 (%)*
Young Broadcasting, Inc., Class A	6.5
Broadstripe, LLC	4.8
CCS Medical, Inc.	3.6
US Airways Group, Inc.	2.7
Travelport, LLC	2.7
Sabre, Inc.	2.4
First Data Corp.	2.2
Univision Communications, Inc.	2.2
Texas Competitive Electric Holdings Co., LLC	2.0
SMG H5 Pty., Ltd.	1.7
The Fund is non-diversified and may invest a larger portion of it’s assets in the securities of fewer issuers than if the Fund was diversified.
Please refer to Note 13, Disclosure of Significant Risks and Contingencies, for more information.

*	Quality is calculated as a percentage of total senior loans and asset-backed securities. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the fund itself. Quality Ratings are subject to change.
Annual Report | 9

FINANCIAL STATEMENTS
June 30, 2011
A guide to understanding each Fund’s financial statements

Investment Portfolio	The Investment Portfolio details each of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details each Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by each Fund and the expenses accrued by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss a Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents a Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how each Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency, excluding restricted cash, provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how each Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Funds, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.
10 | Annual Report

INVESTMENT PORTFOLIO

As of June 30, 2011	Highland Long/Short Equity Fund

Shares		Value ($)
Common Stocks - 71.0%

CONSUMER DISCRETIONARY - 22.4%
351,000	Alliance Data Systems Corp. (a)(b)	33,018,570
413,500	American Axle & Manufacturing Holdings, Inc. (a)	4,705,630
369,900	Body Central Corp. (a)	8,703,747
29,300	Buffalo Wild Wings, Inc. (a)	1,942,883
314,800	Charming Shoppes, Inc. (a)	1,309,568
195,000	Clear Channel Outdoor Holdings, Inc., Class A (a)	2,476,500
742,776	Iconix Brand Group, Inc. (a)	17,975,179
413,700	Life Time Fitness, Inc. (a)(b)	16,510,767
217,800	Macy’s, Inc.	6,368,472
428,722	MICROS Systems, Inc. (a)	21,311,771
63,211	Tempur-Pedic International, Inc. (a)(b)	4,286,970

		118,610,057

ENERGY - 3.3%
25,501	Concho Resources, Inc./Midland TX (a)	2,342,267
123,900	DeeThree Exploration Ltd. (Canada) (a)	462,170
155,000	Key Energy Services, Inc. (Canada) (a)	2,790,000
767,200	Primary Petroleum Corp. (a)	381,573
69,500	Range Resources Corp. (b)	3,857,250
144,700	Rosetta Resources, Inc. (a)	7,457,838

		17,291,098

FINANCIAL - 8.2%
520,796	DuPont Fabros Technology, Inc. REIT (b)	13,124,059
269,600	Hospitality Properties Trust REIT	6,537,800
589,195	Ocwen Financial Corp. (a)	7,518,128
232,370	Pacific Capital Bancorp (a)(b)	7,387,043
362,300	SPDR KBW Bank, ETF (b)	8,691,577

		43,258,607

HEALTHCARE - 4.7%
4,800	Allergan, Inc.	399,600
57,122	Cyberonics, Inc. (a)	1,596,560
188,200	ExamWorks Group, Inc. (a)(b)	4,778,398
212,800	McKesson Corp.	17,800,720
35,574	MedQuist Holdings, Inc. (a)	459,616

		25,034,894

INDUSTRIALS - 15.8%
408,918	AerCap Holdings (Netherlands) (a)	5,320,023
48,282	DealerTrack Holdings, Inc. (a)	1,108,072
94,144	Gardner Denver, Inc.	7,912,803
114,500	General Electric Co.	2,159,470
291,250	Kansas City Southern (a)	17,279,863
96,364	Navistar International Corp. (a)	5,440,711
1,080,400	NCR Corp. (a)	20,408,756
173,700	Nielsen Holdings N.V. (a)	5,412,492
138,600	Seaspan Corp. (Hong Kong)	2,024,946
254,500	Towers Watson & Co., Class A	16,723,195

		83,790,331

INFORMATION TECHNOLOGY - 13.3%
33,050	Apple, Inc. (a)	11,093,893
122,200	Citrix Systems, Inc. (a)	9,776,000
65,089	Cognizant Technology Solutions Corp., Class A (a)	4,773,627
299,400	EMC Corp. (a)(b)	8,248,470
274,788	Equinix, Inc. (a)	27,759,084
116,200	RightNow Technologies, Inc. (a)	3,764,880
232,600	ServiceSource International, Inc. (a)(b)	5,168,372

		70,584,326

MATERIALS - 0.1%
3,400	Tronox, Inc. (a)	476,000

TELECOMMUNICATION SERVICES - 3.2%
333,199	ICO Global Communications Holdings Ltd. (a)(b)	922,961
930,100	MetroPCS Communications, Inc. (a)	16,007,021

		16,929,982

	Total Common Stocks (Cost $360,415,403)	375,975,295

Total Investments - 71.0% (Cost of $360,415,403) (d)		375,975,295

$180,977,025 in cash was segregated or on deposit with the brokers to cover investments sold short as of June 30, 2011 and is included in “Other Assets & Liabilities, Net”:

Short Sales — (28.0)%

CONSUMER DISCRETIONARY — (9.0)%
72,500	AutoNation, Inc. (c)	(2,654,225)
98,700	General Motors Co. (c)	(2,996,532)
50,000	Kohl’s Corp.	(2,500,500)
45,000	Lamar Advertising Co., Class A (c)	(1,231,650)
25,000	Lear Corp.	(1,337,000)
30,000	Mariott International, Inc., Class A	(1,064,700)
43,000	Nu Skin Enterprises, Inc., Class A	(1,614,650)
15,000	Polaris Industries, Inc.	(1,667,550)
10,800	Polo Ralph Lauren Corp., Class A	(1,432,188)
108,000	Scotts Miracle-Gro Co., Class A	(5,541,480)
15,000	Sotheby’s	(652,500)
313,100	SPDR S&P Retail, ETF	(16,738,326)
79,000	Thor Industries, Inc.	(2,278,360)
212,500	Urban Outfitters, Inc. (c)	(5,981,875)

		(47,691,536)

ENERGY — (1.1)%
11,500	Newfield Exploration Co. (c)	(782,230)
90,100	SPDR S&P Oil & Gas Exploration & Production, ETF	(5,296,078)

		(6,078,308)

FINANCIAL — (2.8)%
310,300	Financial Select Sector SPDR Fund, ETF	(4,756,899)
86,900	iShares Dow Jones US Real Estate Index Fund, ETF	(5,240,070)
182,400	SPDR KBW Regional Banking, ETF	(4,642,080)

		(14,639,049)

See accompanying Notes to Financial Statements. | 11

INVESTMENT PORTFOLIO (continued)

As of June 30, 2011	Highland Long/Short Equity Fund

Shares		Value ($)
Short Sales (continued)

HEALTHCARE - (1.5)%
99,800	Health Care Select Sector SPDR Fund, ETF	(3,544,896)
40,000	Medtronic, Inc.	(1,541,200)
55,000	Universal Health Services, Inc., Class B	(2,834,150)

		(7,920,246)

INDUSTRIALS - (4.7)%
57,000	Air Lease Corp. (c)	(1,384,530)
50,200	Brady Corp., Class A	(1,609,412)
135,900	CSX Corp.	(3,563,298)
119,800	Diebold, Inc.	(3,714,998)
159,700	Heartland Express, Inc.	(2,644,632)
41,700	Industrial Select Sector SPDR Fund, ETF	(1,552,908)
35,800	iShares Dow Jones Transportation Average Index Fund, ETF	(3,506,968)
36,700	Jacobs Engineering Group, Inc. (c)	(1,587,275)
10,300	Roper Industries, Inc.	(857,990)
196,100	Swift Transportation Co. (c)	(2,657,155)
187,400	Wabash National Corp. (c)	(1,755,938)

		(24,835,104)

INFORMATION TECHNOLOGY - (5.6)%
87,500	Aruba Networks, Inc. (c)	(2,585,625)
202,300	AsiaInfo-Linkage, Inc. (c)	(3,350,088)
48,500	Concur Technologies, Inc. (c)	(2,428,395)
256,000	Intel Corp.	(5,672,960)
80,400	Jabil Circuit, Inc.	(1,624,080)
93,400	Powershares QQQ, Trust Series 1, ETF	(5,328,470)
35,400	Semiconductor HOLDRs Trust, ETF	(1,206,432)
60,600	Synaptics, Inc. (c)	(1,559,844)
175,100	Technology Select Sector SPDR Fund, ETF	(4,500,070)
37,000	TIBCO Software, Inc (c)	(1,073,740)

		(29,329,704)

MATERIALS - (0.3)%
10,000	CF Industries Holdings, Inc.	(1,416,700)
13,400	Kronos Worldwide, Inc.	(421,430)

		(1,838,130)

OTHER - (1.9)%
58,200	iShares Russell 2000 Index Fund, ETF	(4,818,960)
48,100	iShares Russell Midcap Index Fund, ETF	(5,259,254)

		(10,078,214)

TELECOMMUNICATION SERVICES - (1.1)%
354,200	Leap Wireless International, Inc. (c)	(5,748,666)

	Total Investments sold short (Proceeds $147,361,279)	(148,158,957)

Other Assets & Liabilities, Net - 57.0%		301,497,469

Net Assets - 100.0%		529,313,807

(a)	Non-income producing security.

(b)	Securities (or a portion of securities) on loan. As of June 30, 2011, the market value of securities loaned was $59,939,396. The loaned securities were secured with cash collateral of $61,312,969.

(c)	No dividend payable on security sold short.

(d)	Cost for U.S. federal income tax purposes is $367,162,487.

ETF	Exchange Traded Fund

HOLDRs	Holding Company Depositary Receipts

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipts
Transactions in written options for the year ended June 30, 2011 were as follows:

	Number of
	Contracts	Premium

Outstanding, June 30, 2010	850	$251,014
Call Options Written	11,000	1,369,320
Put Options Written	1,500	397,839
Call Options Closed	(7,425)	(874,768)
Call Options Expired	(2,837)	(502,287)
Call Options Exercised	(1,538)	(216,430)
Put Options Closed	(150)	(94,523)
Put Options Expired	(1,350)	(303,316)
Put Options Exercised	(50)	(26,849)

Outstanding, June 30, 2011	—	$—

12 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of June 30, 2011	Highland Long/Short Healthcare Fund

Principal ($)		Value ($)
US Senior Loans (a) - 1.9%

HEALTHCARE - 1.9%

Healthcare Services - 1.9%
400,000	CNS Response, Inc., Term Loan, 9.0%, 02/27/12 (b)	400,000
400,000	CNS Response, Inc., Term Loan, 9.0%, 11/11/11 (b)	400,000

		800,000

	Total US Senior Loans (Cost $800,000)	800,000

Shares
Common Stocks - 90.3%

CONSUMER DISCRETIONARY - 0.7%
41,704	Stewart Enterprises, Inc. Class A	304,439

CONSUMER STAPLES - 2.4%
25,000	Walgreen Co. (d)	1,061,500

HEALTHCARE - 87.2%

Biotechnology - 24.7%
102,098	Achillion Pharmaceuticals, Inc. (c)(d)	759,609
131,291	Affymax, Inc. (c)(d)	901,969
70,000	Amarin Corp. PLC ADR (c)(d)	1,012,900
74,312	Anthera Pharmaceuticals, Inc. (c)(d)	607,129
19,375	AVEO Pharmaceuticals, Inc. (c)(d)	399,319
69,416	Bavarian Nordic A/S (Denmark) (c)	890,537
181,828	Biosante Pharmaceuticals, Inc. (c)(e)	500,027
21,299	Dendreon Corp. (c)(d)	840,033
38,428	Halozyme Therapeutics, Inc. (c)(d)	265,538
241,863	Keryx Biopharmaceuticals, Inc. (c)(d)(e)	1,144,012
223,664	Myrexis, Inc. (c)(d)	800,717
72,248	NPS Pharmaceuticals, Inc. (c)(d)	682,744
121,620	PharmAthene, Inc. (c)(e)	357,563
70,198	Rigel Pharmaceuticals, Inc. (c)(d)	643,716
38,042	Targacept, Inc. (c)(d)	801,545
91,166	Threshold Pharmaceuticals, Inc. (c)	152,247

		10,759,605

Healthcare Distributors - 1.7%
16,000	Cardinal Health, Inc. (d)	726,720

Healthcare Equipment - 9.2%
44,451	ArthroCare Corp. (c)(d)	1,487,775
1,068,076	Genesys Ventures IA, L.P. (b)(c)(f)	1,922,537
16,600	Insulet Corp. (c)(d)	368,021
32,000	Uroplasty, Inc. (c)(d)	240,000

		4,018,333

Healthcare Facilities - 3.6%
15,000	Amsurg Corp. (c)(d)	391,950
92,930	Five Star Quality Care, Inc. (c)(d)	539,923
194,995	PHC, Inc., Class A (c)	643,483

		1,575,356

Healthcare Services - 3.0%
21,590	Catalyst Health Solutions, Inc. (c)(d)	1,205,154
355,950	CNS Response, Inc. (c)	92,547

		1,297,701

Healthcare Technology - 2.3%
7,400	Medidata Solutions, Inc. (c)	176,638
14,000	SXC Health Solutions Corp. (c)(d)	824,880

		1,001,518

Life Sciences Tools & Services - 6.4%
204,421	Caliper Life Sciences, Inc. (c)(d)	1,657,854
73,518	Complete Genomics, Inc. (c)(d)	1,123,355
1	Radient Pharmaceuticals Corp. (c)(e)	—

		2,781,209

Managed Healthcare - 21.3%
13,000	AMERIGROUP Corp. (c)(d)	916,110
24,285	CIGNA Corp. (d)	1,248,978
39,210	Coventry Health Care, Inc. (c)(d)	1,429,989
40,000	Health Net, Inc. (c)(d)	1,283,600
18,334	Humana, Inc. (d)	1,476,620
12,000	Magellan Health Services, Inc. (c)(d)	656,880
255,233	Metropolitan Health Networks, Inc. (c)	1,222,566
9,022	UnitedHealth Group, Inc. (d)	465,355
54,000	Universal American Corp. (c)(d)	591,300

		9,291,398

Medical Equipment - 1.2%
11,064	Healthspring, Inc. (c)(d)	510,161

Pharmaceuticals - 13.8%
9,050	Allergan, Inc. (d)	753,412
20,000	Auxilium Pharmaceuticals, Inc. (c)(d)	392,000
30,229	Hi-Tech Pharmacal Co., Inc. (c)(d)	874,525
19,867	Hospira, Inc. (c)(d)	1,125,664
68,144	Impax Laboratories, Inc. (c)(d)	1,484,858
173,598	MediciNova, Inc. (c)(e)	466,979
37,794	Questcor Pharmaceuticals, Inc. (c)(d)	910,835

		6,008,273

	Total Healthcare	37,970,274

	Total Common Stocks (Cost $37,096,389)	39,336,213

Contracts
Purchased Call Options - 0.1%

HEALTHCARE - 0.1%

Biotechnology - 0.1%
486	Amarin Corp., Strike Price $19.00, Expiration 09/17/11	48,600

Pharmaceuticals - 0.0%
100	PharmAthene, Inc., Strike Price $2.50, Expiration 09/17/11	11,000

	Total Purchased Call Options (Cost $178,578)	59,600

Purchased Put Options - 0.3%

HEALTHCARE - 0.3%

Biotechnology - 0.3%
616	Myriad Genetics Inc., Strike Price $25.00, Expiration 07/15/11	137,060

	Total Purchased Put Options (Cost $90,590)	137,060

See accompanying Notes to Financial Statements. | 13

INVESTMENT PORTFOLIO (continued)

As of June 30, 2011	Highland Long/Short Healthcare Fund

Units		Value ($)
Warrants - 2.3%

HEALTHCARE - 2.3%

Life Sciences Tools & Services - 0.3%
40,000	Pluristem Therapeutics, Inc., Expiration 01/27/16 (b)	55,600
30,000	pSivida Corp., Expiration 01/19/16 (b)	67,200

		122,800

Biotechnology - 0.5%
94,204	Discovery Laboratories, Inc., Expiration 02/16/16 (b)	102,682
94,204	Discovery Laboratories, Inc., Expiration 05/16/12 (b)	34,855
121,816	MediciNova, Inc., Expiration 03/24/16 (b)	73,090

		210,627

Pharmaceuticals - 0.7%
37,955	ADVENTRX Pharamceuticals, Inc., Expiration 01/07/12 (b)	20,496
37,955	ADVENTRX Pharamceuticals, Inc., Expiration 01/07/16 (b)	69,458
271,081	Threshold Pharmaceuticals, Inc., Expiration 03/11/16 (b)	216,865

		306,819

Healthcare Services - 0.8%
666,666	CNS Response, Inc., Expiration 02/27/18(b)	173,333
666,666	CNS Response, Inc., Expiration 11/10/17(b)	173,333

		346,666

	Total Warrants (Cost $0)	986,912

Total Investments - 94.9% (Cost of $38,165,557) (h)		41,319,785

$17,793,301 in cash was segregated or on deposit with the brokers to cover instruments sold short as of June 30, 2011 and is included in “Other Assets & Liabilities, Net”:

Shares
Short Sales - (58.8)%

FINANCIAL - (0.7)%
22,457	eHealth, Inc. (g)	(300,026)

HEALTHCARE - (58.1)%

Biotechnology - (11.0)%
52,000	BioMimetic Therapeutics, Inc. (g)	(266,240)
71,231	Biotime, Inc. (g)	(365,415)
20,000	Emergent Biosolutions, Inc. (g)	(451,000)
12,560	Genomic Health, Inc. (g)	(350,550)
32,219	Human Genome Sciences, Inc. (g)	(790,654)
52,628	Myriad Genetics, Inc. (g)	(1,195,182)
67,632	Sangamo Biosciences, Inc. (g)	(398,352)
66,187	SIGA Technologies, Inc. (g)	(644,661)
6,000	United Therapeutics Corp. (g)	(330,600)

		(4,792,654)

Environmental & Facilities Services - (1.0)%
5,000	Stericycle, Inc. (g)	(445,600)

Healthcare Distributors - (1.5)%
8,000	McKesson Corp.	(669,200)

Healthcare Equipment - (10.6)%
12,650	Becton, Dickinson and Co.	(1,090,051)
20,000	China Kanghui Holdings, Inc. SP ADR (g)	(469,000)
25,000	Hologic, Inc. (g)	(504,250)
27,000	Medtronic, Inc.	(1,040,310)
25,000	SurModics, Inc. (g)	(277,500)
8,451	Thoratec Corp. (g)	(277,362)
15,000	Zimmer Holdings, Inc. (g)	(948,000)

		(4,606,473)

Healthcare Facilities - (13.7)%
28,634	Brookdale Senior Living, Inc. (g)	(694,375)
43,000	Community Health Systems, Inc. (g)	(1,104,240)
27,272	Emeritus Corp. (g)	(579,530)
34,514	Ensign Group, Inc.	(1,048,880)
49,823	Select Medical Holdings Corp. (g)	(441,930)
114,000	Skilled Healthcare Group, Inc. Class A (g)	(1,078,440)
160,000	Tenet Healthcare Corp. (g)	(998,400)

		(5,945,795)

Healthcare Services - (8.7)%
10,000	Air Methods Corp. (g)	(747,400)
6,401	Almost Family, Inc. (g)	(175,387)
46,305	Amedisys, Inc. (g)	(1,233,102)
29,039	Lincare Holdings, Inc.	(849,972)
11,000	Mednax, Inc. (g)	(794,090)

		(3,799,951)

Healthcare Supplies - (2.4)%
7,447	Haemonetics Corp. (g)	(479,363)
13,388	West Pharmaceutical Services, Inc.	(585,859)

		(1,065,222)

Healthcare Technology - (4.7)%
16,400	Cerner Corp. (g)	(1,002,204)
12,000	Quality Systems, Inc.	(1,047,600)

		(2,049,804)

Life Sciences Tools & Services - (3.6)%
5,066	Luminex Corp. (g)	(105,879)
37,464	Pacific Biosciences of California, Inc. (g)	(438,329)
35,000	Paraxel International Corp. (g)	(824,600)
10,582	WuXi PharmaTech Cayman, Inc., ADR (g)	(185,820)

		(1,554,628)

Pharmaceuticals - (0.9)%
20,836	Viropharma, Inc. (g)	(385,466)

		(25,314,793)

	Total Investments sold short (Proceeds $26,322,043)	$(25,614,819)

Other Assets & Liabilities, Net - 63.9%		$27,842,528

Net Assets - 100.0%		$43,547,494

14 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of June 30, 2011	Highland Long/Short Healthcare Fund

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Highland Long/Short Healthcare Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread. (Unless otherwise identified, all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at June 30, 2011. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(b)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate market value of $3,709,449, or 8.5% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2011.

(c)	Non-income producing security.

(d)	All or part of this security is pledged as collateral for short sales.

(e)	Securities (or a portion of securities) on loan. As of June 30, 2011, the market value of securities loaned was $1,231,906. The loaned securities were secured with cash collateral of $1,301,619.

(f)	Affiliated issuer. Under Section 2(a)(3) of the 1940 Act, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. Assets with a total aggregate market value of $1,922,537, or 4.4% of net assets, were affiliated with the Fund as of June 30, 2011.

(g)	No dividend payable on security sold short.

(h)	Cost for U.S. federal income tax purposes is $39,654,633.

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

SP ADR	Sponsored American Depositary Receipt
Transactions in written options for the period ended June 30, 2011 were as follows:

	Number of
	Contracts	Premium

Outstanding, June 30, 2010	—	$—
Call Options Written	1,370	115,750
Call Options Closed	(1,297)	(114,167)
Call Options Expired	(73)	(1,583)
Put Options Written	56	8.847
Put Options Expired	(56)	(8,847)

Outstanding, June 30, 2011	—	$—

See accompanying Notes to Financial Statements. | 15

INVESTMENT PORTFOLIO

As of June 30, 2011	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)
US Senior Loans (a) - 80.1%

AEROSPACE - 6.3%
	Delta Air Lines, Inc.
1,984,950	New Term Loan, 4.25%, 03/07/16	1,961,388
10,000,000	Term Loan, 5.50%, 04/20/17	9,927,350
7,682,352	Term Loan Equipment Notes, 3.75%, 09/29/12 (b)	7,701,556
2,082,411	Hawker Beechcraft Acquisition Co., LLC Series A New Term Loan, 10.50%, 03/26/14	2,103,756
	TransDigm, Inc.
5,174,000	First Lien Term Loan, 4.00%, 02/14/17	5,194,386
	US Airways Group, Inc.
22,471,212	Term Loan, 2.69%, 03/21/14	20,428,691

		47,317,127

BROADCASTING - 6.6%
	CMP Susquehanna Corp.
1,160,743	Term Loan, 2.19%, 05/05/13	1,152,868
	ComCorp Broadcasting, Inc.
543,270	Revolving Loan, (c) (d) 9.00%, 10/03/12	508,066
5,434,966	Term Loan, 9.00%, 04/03/13 (c) (d)	5,082,780
	Entercom Radio, LLC
5,633,625	Term A Loan, 1.34%, 06/30/12	5,518,953
	Hubbard Radio, LLC
1,250,000	First Lien Term Loan, 5.25%, 04/28/17	1,260,156
	Raycom TV Broadcasting, LLC
2,250,000	Term Loan B, 4.50%, 05/31/17 (b)	2,251,406
	TWCC Holding Corp.
7,103,210	Term Loan, 4.25%, 02/11/17	7,139,721
	Univision Communications, Inc.
17,228,886	Extended First-Lien Term Loan, 4.44%, 03/31/17	16,388,978
	Young Broadcasting, Inc.
10,471,561	Term Loan, 8.00%, 06/30/15 (c)	10,580,622

		49,883,550

CABLE/WIRELESS VIDEO - 6.5%
	Broadstripe, LLC
9,735,785	DIP Revolver, 7.25%, 12/31/11 (d) (e)	9,732,864
94,111,487	First Lien Term Loan, 06/30/12 (d) (f)	36,628,191
2,856,406	Revolver, 06/30/12 (d) (f)	1,111,713
	WideOpenWest Finance, LLC
1,814,859	Series A New Term Loan, 6.69%, 06/30/14	1,821,102

		49,293,870

CHEMICALS - 1.9%
	W.R. Grace & Co.
3,885,262	5 Year Revolver, 05/16/12 (f)	7,318,863
3,885,262	Revolving Credit Loan, 05/03/12 (f)	7,318,863

		14,637,726

CONSUMER NON-DURABLES - 0.3%
2,250,000	Revlon Consumer Products Corp.
	Term Loan B, 4.75%, 11/19/17	2,256,615

DIVERSIFIED MEDIA - 2.7%
	AMC Networks, Inc.
5,000,000	Term Loan B, 12/31/18 (b)	5,005,200
	Cengage Learning Acquisitions, Inc.
11,203,481	Term Loan, 2.50%, 07/03/14 (b)	10,097,978
	Cydcor, Inc.
4,345,876	First Lien Tranche B Term Loan, 9.00%, 02/05/13	4,267,129
	Endurance Business Media, Inc.
3,030,584	Term Loan, 6.50%, 12/14/14	1,060,704

		20,431,011

ENERGY - 1.0%
	Alon USA Energy, Inc.
191,622	Edington Facility, 2.49%, 08/05/13	176,293
1,532,978	Paramount Facility, 2.48%, 08/05/13	1,410,340
	Big West Oil, LLC
4,264,140	Term Loan, 7.00%, 03/31/16	4,312,112
	Walter Energy, Inc.
1,260,000	Term Loan B, 4.00%, 04/02/18	1,261,934

		7,160,679

FINANCIAL - 0.9%
	Nuveen Investments, Inc.
1,689,280	Non-Extended First Lien Term Loan, 3.26%, 11/13/14	1,670,503
4,500,000	Second Lien Term Loan, 12.50%, 07/31/15 (g)	4,809,375
	Online Resources Corp.
629,412	Term Loan, 2.69%, 02/21/12	624,691

		7,104,569

FOOD AND DRUG - 0.4%
	Rite Aid Corp.
3,401,707	Tranche 5 Term Loan, 4.50%, 03/03/18	3,357,910

FOOD/TOBACCO - 3.9%
	Burger King Corp.
3,731,250	Tranche B Term Loan, 4.50%, 10/19/16	3,724,627
	Dean Foods Co.
1,989,950	Extended Tranche B Term Loan, 3.70%, 04/02/17	1,960,101
1,989,950	Extended Tranche B Term Loan, 3.50%, 04/02/16	1,940,828
	DS Waters of America, Inc.
5,396,667	Term Loan, 2.44%, 10/29/12	5,221,275
	DSW Holdings, Inc.
8,000,000	Term Loan, 4.19%, 03/02/12	7,633,360
	OSI Restaurant Partners, LLC
723,477	Pre-Funded RC Term Loan, 0.07%, 06/14/13	693,837
7,440,603	Term Loan, 2.50%, 06/14/14	7,135,762
16 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of June 30, 2011	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)
US Senior Loans (continued)

FOOD/TOBACCO (continued)
	WM. Bolthouse Farms, Inc.
1,000,000	Second Lien Term Loan, 9.50%, 08/11/16	1,013,905

		29,323,695

FOREST PRODUCTS/CONTAINERS - 1.3%
	Graham Packaging Co., L.P.
9,102,892	Term Loan D, 6.00%, 09/23/16	9,135,116
	Rock-Tenn Co.
1,000,000	Term Loan B, 3.50%, 05/28/18	1,003,910

		10,139,026

GAMING/LEISURE - 3.1%
	Ginn LA Conduit Lender, Inc.
23,243,312	First Lien Tranche A Credit-Linked Deposit, 06/08/12 (f)	1,917,573
49,819,311	First Lien Tranche B Term Loan, 06/08/12 (f)	4,110,093
7,000,000	Second Lien Term Loan, 06/08/12 (f)	35,000
	LLV Holdco, LLC
5,445,737	Exit Revolving Loan, 15.00%, 12/31/12 (c) (e) (g)	5,391,280
	Nevada Land Group, LLC
783,770	First Lien Initial Loan, 40.19%, 11/10/13	787,689
1,689,181	Second Lien Initial Loan, 10.00%, 11/12/13 (g)	1,427,358
	Tamarack Resort, LLC
613,197	Term Loan, 04/17/12 (f)	552,644
	VML US Finance, LLC
2,692,031	Term B Delayed Draw Project Loan, 4.69%, 05/25/12	2,690,698
6,518,036	Term B Funded Project Loan, 4.69%, 05/27/13	6,514,810
	WAICCS Las Vegas 3, LLC
18,000,000	Second Lien Term Loan, 02/01/12 (f)	90,000

		23,517,145

HEALTHCARE - 7.5%
	CCS Medical, Inc.
30,744,294	First Lien Term Loan, 9.00%, 03/31/15 (c)	26,901,257
11,443,965	Second Lien Term Loan, 3.00%, 03/31/16 (c)	7,238,308
	CHS/Community Health Systems, Inc.
185,140	Non-Extended Delayed Draw Term Loan, 07/25/14 (b)	179,181
2,809,015	Non-Extended Term Loan, 07/25/14 (b)	2,718,607
	DaVita, Inc.
4,278,500	Tranche B Term Loan, 4.50%, 10/20/16	4,297,582
	Emergency Medical Services Corp.
5,985,000	Initial Term Loan, 5.25%, 05/25/18	5,972,282
	Graceway Pharmaceuticals, LLC
12,481,416	Mezzanine Loan, 11/01/13 (f)	77,756

	HCA, Inc.
5,786,773	Tranche B-3 Term Loan, 3.50%, 05/01/18	5,702,923
	Physiotherapy Associates, Inc./ Benchmark Medical, Inc.
1,500,000	Second Lien Term Loan, 12.00%, 12/31/13	1,256,250
	Universal Health Services, Inc.
1,989,153	Tranche B Term Loan, 4.00%, 11/15/16	1,998,124

		56,342,270

HOUSING - 2.0%
	EH/Transeastern, LLC/TE TOUSA
8,000,000	Term Loan, 08/01/11 (d) (f)	8,000,000
	Kyle Acquisition Group, LLC
2,835,714	Facility B, 07/20/11 (f)	304,839
2,164,286	Facility C, 07/20/11 (f)	232,661
	Las Vegas Land Holdings, LLC
481,074	Term Loan, 5.25%, 03/31/16	390,873
	LBREP/L-Suncal Master I, LLC
9,692,758	First Lien Term Loan, 01/18/12 (d) (f)	2,103,328
	November 2005 Land Investors, LLC
2,673,992	First Lien New Term Loan, 03/31/13 (f)	334,249
	Westgate Investments, LLC
40,101,906	Senior Secured Loan, 09/25/17 (f) (g)	3,998,548
16,469,296	Third Lien Term Loan, 06/30/15 (f) (g)	58,530

		15,423,028

INFORMATION TECHNOLOGY - 6.0%
	Avaya, Inc.
5,734,753	Term B-1 Loan, 3.01%, 10/24/14	5,524,373
8,327,778	Term B-3 Loan, 4.76%, 10/26/17	8,034,557
	Commscope, Inc.
5,097,225	Term Loan, 5.00%, 01/14/18	5,135,480
	Dealer Computer Services, Inc.
2,500,000	Tranche B Term Loan, 3.75%, 04/21/18	2,498,750
	Infor Enterprise Solutions Holdings, Inc.
3,033,295	First Lien Extended Delayed Draw Term Loan, 5.94%, 07/28/15	2,955,567
5,906,655	First Lien Extended Initial U.S. Term Loan, 5.94%, 07/28/15	5,755,297
	Kronos, Inc.
8,600,000	Second Lien Term Loan, 6.00%, 06/11/15	8,546,293
	Verint Systems, Inc.
2,000,000	Term Loan, 4.50%, 10/27/17	1,999,170
	Vertafore, Inc.
4,930,242	First Lien Term Loan, 5.25%, 07/29/16	4,948,435

		45,397,922

See accompanying Notes to Financial Statements. | 17

INVESTMENT PORTFOLIO

As of June 30, 2011	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)
US Senior Loans (continued)

MANUFACTURING - 2.2%
	Goodman Global, Inc.
8,639,725	Initial First Lien Initial Term Loan, 5.75%, 10/28/16	8,677,524
	Sensata Technology BV/Sensata Technology Finance Company, LLC
3,053,000	Term Loan, 4.00%, 05/12/18	3,052,817
	Tomkins, LLC/Tomkins, Inc.
4,800,456	Term B-1 Loan, 4.25%, 09/29/16	4,808,905

		16,539,246

METALS/MINERALS - 0.7%
	Novelis, Inc.
4,975,000	Term Loan, 3.75%, 03/10/17	4,989,129

RETAIL - 5.3%
	Burlington Coat Factory Warehouse Corp.
3,092,250	Term B Loan, 6.25%, 02/23/17	3,094,183
	Guitar Center, Inc.
6,385,852	Extended Term Loan, 5.50%, 04/09/17	6,011,801
	Gymboree Corp.
4,427,750	Term Loan, 5.00%, 02/23/18	4,295,604
	J. Crew Group, Inc.
6,900,000	Term Loan, 4.75%, 03/07/18	6,620,171
	Michaels Stores, Inc.
5,793,969	B-2 Term Loan, 4.79%, 07/31/16 (b)	5,773,226
	Spirit Finance Corp.
9,540,000	Term Loan, 3.45%, 08/01/13	9,092,860
	The Neiman Marcus
5,500,000	Term Loan, 4.75%, 05/16/18	5,432,488

		40,320,333

SERVICE - 7.6%
	Advantage Sales & Marketing, Inc.
995,000	First Lien Term Loan, 5.25%, 12/18/17	997,985
	First Data Corp.
18,053,619	Initial Tranche B-1 Term Loan, 2.94%, 09/24/14	16,754,932
	Sabre, Inc.
20,042,023	Initial Term Loan, 2.21%, 09/30/14 (b)	18,042,030
	Thermo Fluids (Northwest), Inc.
778,920	Tranche B Term Loan, 5.34%, 06/27/13	773,078
	Total Safety U.S., Inc.
1,000,000	Second Lien Term Loan, 6.72%, 12/08/13	1,001,250
	Travelport, LLC
21,000,000	Tranche S Term Loan, 4.75%, 08/23/15	20,139,630

		57,708,905

TELECOMMUNICATIONS - 6.2%
	Digicel International Finance, Ltd.
400,072	Tranche A-T&T, 2.75%, 09/30/12	400,322
	Fairpoint Communications, Inc.
11,243,303	Term Loan, 6.50%, 01/22/16	10,098,904
	Getty Images, Inc.
10,949,597	Initial Term Loan , 5.25%, 11/07/16	11,022,139
	Knowledgepoint360 Group, LLC
2,000,000	Second Lien Term Loan, 7.26%, 04/13/15 (d)	1,407,000
	Level 3 Financing, Inc.
3,602,071	Tranche A Term Loan, 2.53%, 03/13/14	3,496,819
2,000,000	Tranche B Term Loan, 11.50%, 03/13/14	2,124,070
	MetroPCS Wireless, Inc.
9,950,042	Tranche B-3 Term Loan, 3.95%, 03/19/18	9,973,375
	Syniverse Holdings, Inc.
3,184,000	Term Loan, 5.25%, 12/21/17	3,203,900
	U.S. Telepacific Corp.
4,839,125	Term Loan Advance, 5.75%, 02/23/17	4,831,068

		46,557,597

TRANSPORTATION — AUTOMOTIVE - 3.0%
	Allison Transmission, Inc.
4,860,355	Term Loan, 2.94%, 08/07/14	4,769,661
	Delphi Corp.
8,552,632	Tranche B Term Loan, 3.50%, 03/31/17	8,614,595
	Federal-Mogul Corp.
4,867,126	Tranche B Term Loan, 2.13%, 12/29/14	4,614,644
2,627,549	Tranche C Term Loan, 2.13%, 12/28/15	2,491,245
	Key Safety Systems, Inc.
2,568,533	First Lien Term Loan, 2.44%, 03/08/14	2,415,487

		22,905,632

TRANSPORTATION — LAND TRANSPORTATION - 0.9%
	JHT Holdings, Inc
21,343	Second Lien Term Loan, 12.50%, 06/30/14 (d)	6,488
	Pilot Travel Centers LLC
3,000,000	Initial Tranche B Term Loan, 4.25%, 03/30/18	3,013,755
	SIRVA Worldwide, Inc.
6,391,832	Second Lien Term Loan, 10.00%, 05/12/15	3,675,303

		6,695,546

UTILITY - 3.8%
	Dynegy Holdings, Inc.
12,176,043	Letter of Credit Facility Term Loan, 4.03%, 04/02/13	11,950,848
965,131	Tranche B Term Loan, 4.03%, 04/02/13	947,280
	EBG Holdings LLC
4,548,915	Term Loan, 11.25%, 12/20/16	6,300
	GBGH, LLC
3,171,806	First Lien Term Loan, 06/09/13 (d) (f)	243,278
1,349,107	Second Lien Term Loan, 06/09/14 (d) (f) (g)	—
18 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of June 30, 2011	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)
US Senior Loans (continued)

UTILITY (continued)
	Mach Gen, LLC
275,103	First Lien Synthetic Letter of Credit Loan, 2.25%, 02/22/13	257,222
	Texas Competitive Electric Holdings Co., LLC
19,305,782	Term Loan, 4.73%, 10/10/17	15,137,664

		28,542,592

	Total US Senior Loans (Cost $867,680,123)	605,845,123

Principal Amount
Foreign Denominated or Domiciled Senior Loans (a) - 16.6%

AUSTRALIA - 1.7% AUD
	SMG H5 Pty., Ltd.
12,267,010	Facility A Term Loan, 6.86%, 12/24/12	12,791,542

AUSTRIA - 1.0% EUR
	Sacher Funding Ltd.
13,854,750	Euro Term Loan, 05/14/14 (f)	7,231,395
4,532,570	Euro Term Loan, 6.50%, 05/14/14	—

		7,231,395

CANADA - 1.3% USD
	CCS, Inc.
10,303,511	Term Loan, 3.25%, 11/14/14	9,823,316

FRANCE - 0.3% EUR
	Vivarte
1,613,027	Acquisition Facility, 3.26%, 03/08/16	2,174,931

GERMANY - 0.1% EUR
720,883	Schieder Mobel Holding, GmbH Delayed Draw Term Loan, 07/20/14 (d) (f)	370,093

IRELAND - 0.7% USD
	SSI Investments II Ltd.
5,381,124	Term Loan, 6.50%, 05/26/17	5,468,568

SPAIN - 1.9% EUR
	Grupo Gasmedi, S.L.
4,833,333	Second Lien Tranche E Term Loan, 6.28%, 02/11/16	6,131,626
2,818,016	Tranche B Term Loan, 4.03%, 08/11/14	4,003,967
2,818,016	Tranche C Term Loan, 4.53%, 08/11/15	4,003,967

		14,139,560

UNITED KINGDOM - 2.6% EUR
	Ineos Holdings Ltd.
6,315,298	Term B1 Facility, 7.50%, 12/16/13	9,521,613
6,934,702	Term C1 Facility, 8.00%, 12/16/14	10,505,762

		20,027,375

UNITED KINGDOM - 5.5% GBP
	All3Media Intermediate Ltd.
1,377,996	Facility B1, 2.96%, 08/31/14	2,145,929
6,866,344	Facility C, 3.58%, 08/31/15	10,747,956
6,000,000	Facility D, 5.46%, 02/29/16	9,151,042
5,792,017	Mezzanine Loan, PIK, 9.71%, 08/31/16	8,554,868
	Ansco UK Finance Co. Ltd.
614,066	Tranche B Term Loan, 3.13%, 03/08/12	984,617
2,757,029	Henson No. 4 Ltd. Facility B, 4.33%, 01/24/14	4,083,226
2,757,029	Facility C, 5.33%, 01/26/15	4,105,357
	United Biscuits Holdco Ltd.
1,241,691	Facility B1, 3.13%, 12/15/14	1,939,754

		41,712,749

UNITED KINGDOM - 1.0% USD
	All3Media Intermediate Ltd.
7,757,763	Facility B1, 2.47%, 08/31/14	7,641,397

UNITED STATES - 0.5% GBP
	Knowledgepoint360 Group, LLC
2,861,967	First Lien U.K. Term Loan, 4.08%, 04/13/14 (d)	3,960,201

	Total Foreign Denominated or Domiciled Senior Loans (Cost $ 144,207,918)	125,341,127

See accompanying Notes to Financial Statements. | 19

INVESTMENT PORTFOLIO

As of June 30, 2011	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)
US Asset-Backed Securities (h) - 6.7%
	ABCLO, Ltd.
2,000,000	Series 2007-1A, Class C, 2.13%, 04/15/21 (i)	1,355,513
	ACA CLO, Ltd.
4,800,000	Series 2006-2A, Class B, 0.99%, 01/20/21 (i)	3,562,098
2,000,000	Series 2007-1A, Class D, 2.63%, 06/15/22 (i)	1,390,000
	ACAS CLO, Ltd.
1,500,000	Series 2007-1A, Class D, 4.52%, 04/20/21 (i)	1,032,300
	Apidos CDO
1,000,000	Series 2007-5A, Class C, 1.73%, 04/15/21 (i)	688,400
3,000,000	Series 2007-CA, Class B, 1.06%, 05/14/20 (i)	2,220,000
	Babson CLO, Ltd.
2,000,000	Series 2007-1A, Class C, 1.53%, 01/18/21 (i)	1,404,479
2,000,000	Series 2007-2A, Class D, 1.98%, 04/15/21 (i)	1,500,000
1,000,000	Series 2007-2A, Class E, 3.93%, 04/15/21	730,000
	Bluemountain CLO, Ltd.
1,000,000	Series 2007-3A, Class D, 1.65%, 03/17/21 (i)	630,607
1,000,000	Series 2007-3A, Class E, 3.80%, 03/17/21 (i)	695,700
	Cent CDO, Ltd.
1,000,000	Series 2007-14A, Class D, 1.58%, 04/15/21 (i)	599,304
3,000,000	Series 2007-15A, Class C, 2.50%, 03/11/21 (i)	2,215,229
	Columbus Nova CLO, Ltd.
2,000,000	Series 2007- 1A, Class D, 1.61%, 05/16/19 (i)	1,260,585
	Commercial Industrial Finance Corp.
962,970	Series 2006-2A, Class B2L, 4.25%, 03/01/21 (i)	692,953
	Cornerstone CLO, Ltd.
2,500,000	Series 2007-1A, Class C, 2.68%, 07/15/21 (i)	1,727,500
	Goldman Sachs Asset Management CLO, PLC,
2,000,000	Series 2007-1A, Class D, 3.02%, 08/01/22 (i)	1,520,000
1,695,322	Series 2007-1A, Class E, 5.27%, 08/01/22 (i)	1,246,060
	Greywolf CLO, Ltd
814,466	Series 2007-1A, Class E, 4.21%, 02/18/21 (i)	590,488
2,000,000	GSC Partners CDO Fund, Ltd., Series 2007-8A, Class C, 1.75%, 04/17/21 (i)	1,267,640
	Gulf Stream Sextant CLO, Ltd.
1,000,000	Series 2007-1A, Class D, 2.65%, 06/17/21 (i)	700,000
	ING Investment Management
1,000,000	Series 2006-3A, Class C, 1.73%, 12/13/20 (i)	734,500
6,000,000	Series 2007-5A, Class B, 1.37%, 05/01/22 (i)	4,524,000
	Inwood Park CDO, Ltd.
1,000,000	Series 2006-1A, Class E, 3.77%, 01/20/21 (i)	664,000
	Landmark CDO
1,000,000	Series 2007-9A, Class E, 3.78%, 04/15/21 (i)	738,400
	Madison Park Funding I, Ltd.
3,000,000	Series 2007-5A, Class C, 1.71%, 02/26/21 (i)	2,119,110
1,000,000	Series 2007-5A, Class D, 3.76%, 02/26/21 (i)	678,920
	Navigator CDO, Ltd.
835,038	Series 2006-2A, Class D, 3.75%, 09/20/20 (i)	567,433
	Ocean Trails CLO
2,500,000	Series 2007-2A, Class C, 2.63%, 06/27/22 (i)	1,805,000
1,622,089	Series 2007-2A, Class D, 4.78%, 06/27/22 (i)	1,147,628
	PPM Grayhawk CLO, Ltd.
1,653,468	Series 2007-1A, Class D, 3.88%, 04/18/21 (i)	1,117,843
	Primus CLO, Ltd.
1,889,756	Series 2007-2A, Class E, 5.03%, 07/15/21 (i)	1,182,609
	Stanfield Daytona CLO, Ltd.
2,000,000	Series 2007-1A, Class B1L, 1.62%, 04/27/21 (i)	1,445,200
	Stanfield McLaren CLO, Ltd.
3,000,000	Series 2007-1A, Class B1L, 2.65%, 02/27/21 (i)	2,264,100
951,289	Series 2007-1A, Class B2L, 4.75%, 02/27/21 (i)	698,531
	Stone Tower CLO, Ltd.
6,000,000	Series 2007-6A, Class C, 1.63%, 04/17/21 (i)	4,056,000

	Total US Asset-Backed Securities (Cost $50,557,560)	50,772,130

Corporate Notes and Bonds - 3.4%

CHEMICALS - 2.2%
	Lyondell Chemical Co.
4,000,000	11.00%, 05/01/18	4,500,000
	Polyone Corp.
5,000,000	7.38%, 09/15/20	5,250,000
	TPC Group, LLC
6,280,000	8.25%, 10/01/17 (i)	6,531,200

		16,281,200

DIVERSIFIED MEDIA - 0.0%
	AMC Networks, Inc.
250,000	7.75%, 07/15/21 (i)	261,875

ENERGY - 0.4%
	Venoco, Inc.
3,000,000	8.88%, 02/15/19 (i)	3,015,000

TRANSPORTATION — AUTOMOTIVE - 0.4%
	Visteon Corp.
3,000,000	6.75%, 04/15/19 (i)	2,910,000

UTILITY - 0.4%
	Calpine Corp.
3,000,000	7.25%, 10/15/17 (i)	3,060,000

	Total Corporate Notes and Bonds (Cost $25,405,721)	25,528,075

20 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of June 30, 2011	Highland Floating Rate Opportunities Fund

Shares		Value ($)
Common Stocks (j) - 10.6%

BROADCASTING - 6.5%
304,726	Communications Corp. of America (c) (d)	—
17,438	Young Broadcasting, Inc., Class A (c)	48,826,400

		48,826,400

CHEMICALS - 0.0%
123,850	Panda Hereford Ethanol, LP (d)	185,775

DIVERSIFIED MEDIA - 0.0%
4,921	Endurance Business Media, Inc., Class A	54,133

ENERGY - 0.3%
1,118,286	Value Creation, Inc.	2,516,144

GAMING/LEISURE - 1.5%
44	LLV Holdco, LLC	—
34,512	LLV Holdco, LLC — Series A Membership Interest (c) (d)	10,095,082
436	LLV Holdco, LLC — Series B Membership Interest (c) (d)	127,432
8	Nevada Land Group, LLC (d)	1,192,661

		11,415,175

HEALTHCARE - 0.3%
207,031	CCS Medical, Inc. (c)	2,070,310

HOUSING - 0.0%
880,996	Las Vegas Land Holdings, LLC	264,299

MEDIA/TELECOMMUNICATIONS - 1.5%
501,736	Metro-Goldwyn-Mayer, Inc.	11,289,060

METALS/MINERALS - 0.3%
5,176	Euramax International, Inc.	1,811,600

TELECOMMUNICATIONS - 0.2%
180,370	Fairpoint Communications, Inc.	1,661,208

TRANSPORTATION — LAND TRANSPORTATION - 0.0%
2,023	JHT Holdings, Inc (d)	—

UTILITY - 0.0%
286,159	Entegra TC, LLC	221,773
6,356	GBGH, LLC (d)	—

		221,773

	Total Common Stocks (Cost $357,701,265)	80,315,877

Units
Warrants (j) - 0.0%

BROADCASTING - 0.0%
759,904	Cerberus Bawag Investors (Sacher Warrants), expires 05/14/14 (d)	—
1,834	LLV Holdco, LLC — Series C Membership Interest, expires 07/15/15 (c) (d)	—
2,522	LLV Holdco, LLC — Series D Membership Interest, expires 07/15/15 (c) (d)	—
2,819	LLV Holdco, LLC — Series E Membership Interest, expires 07/15/15 (c) (d)	—
3,172	LLV Holdco, LLC — Series F Membership Interest, expires 07/15/15 (c) (d)	—
3,594	LLV Holdco, LLC — Series G Membership Interest, expires 07/15/15 (c) (d)	—
14	Young Broadcasting, Inc., expires 12/24/24 (c)	39,200

FINANCIAL - 0.0%
126,783	Sacher Funding Ltd. (d)	—

	Total Warrants (Cost $29,303)	39,200

OTHER - 0.4% (k)
	Wind Telecomunicazioni S.p.A.
1,857,154	Trade Claim B1 Term Loan, 05/27/13	1,383,580
1,866,781	Trade Claim C1 Term Loan, 05/26/14	1,390,751

		2,774,331

Total Investments - 117.8% (Cost of $1,449,385,786)(l)		890,615,863

Other Assets & Liabilities, Net — (17.8)%		(134,768,368)

Net Assets - 100.0%		755,847,495

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Highland Floating Rate Opportunities Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread. (Unless otherwise identified by footnote (g), all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at June 30, 2011. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy less than the stated maturity shown.

(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
See accompanying Notes to Financial Statements. | 21

INVESTMENT PORTFOLIO

As of June 30, 2011	Highland Floating Rate Opportunities Fund
(c)	Affiliated issuer. Under Section 2 (a)(3) of the 1940 Act, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. Assets with a total aggregate market value of $116,860,737, or 15.5% of net assets, were affiliated with the Fund as of June 30, 2011.

(d)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”) or its designees in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate market value of $80,754,953, or 10.7% of net assets, were fair valued as under the Fund’s valuation procedures as of June 30, 2011.

(e)	Senior Loan has additional unfunded loan commitment. See Note 10.

(f)	The issuer is, or in danger of being, in default of its payment obligation. Income is not being accrued.

(g)	Fixed rate senior loan.

(h)	Floating rate asset. The interest rate shown reflects the rate in effect at June 30, 2011.

(i)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 2011, these securities amounted to $65,820,205 or 8.7% of net assets.

(j)	Non-income producing security.

(k)	These positions represent claims that have been filed with the United States Bankruptcy Court Southern District of New York against Lehman Commercial Paper, Inc. UK Branch.

(l)	Cost for U.S. federal income tax purposes is $1,464,340,621.

AUD	Australian Dollar

EUR	Euro Currency

GBP	Great Britain Pound

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

CSF	Credit Suisse First Boston

DIP	Debtor-in-Possession

PIK	Payment-in-Kind

PNC	PNC Financial Services
Forward foreign currency contracts outstanding as of June 30, 2011 were as follows:

			Principal		Net
Contracts			Amount		Unrealized
to Buy or		Counter	Covered by	Expi-	Appreciation/
to Sell	Currency	-party	Contracts	ration	(Depreciation)

Sell	AUD	CSF	7,923,922	10/14/11	$(240,745)
Sell	AUD	CSF	4,796,698	10/14/11	(145,734)
Sell	EUR	PNC	20,216,650	08/01/11	577,334
Sell	EUR	PNC	13,848,393	08/01/11	409,629
Sell	GBP	PNC	13,335,422	08/01/11	546,139
Sell	GBP	PNC	3,345,400	08/01/11	140,854
Sell	GBP	CSF	2,991,000	11/10/11	74,937
Sell	GBP	CSF	8,245,000	11/10/11	232,621

					$1,595,035

22 | See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

As of June 30, 2011	Highland Funds I

	Highland	Highland	Highland
	Long/Short	Long/Short	Floating Rate
	Equity	Healthcare	Opportunities
	Fund	Fund	Fund
	($)	($)	($)
Assets:
Unaffiliated investments, at value (cost $360,415,403, $37,097,481 and $1,034,366,586, respectively)	375,975,295	39,397,248	773,755,126
Affiliated investments, at value (cost $0, $1,068,076, and 415,019,200, respectively)	—	1,922,537	116,860,737

Total investments, at value (cost $360,415,403, $38,165,557, and $1,449,385,786, respectively)	375,975,295	41,319,785	890,615,863
Cash and foreign currency*	97,940,827	3,147,082	22,559,491
Restricted cash (Note 2)	180,977,025	17,793,301	—
Cash held as collateral for securities on loan (Note 8)	61,312,969	1,301,619	—
Unrealized appreciation on forward foreign currency contracts	—	—	1,981,514
Receivable for:
Investments sold	63,728,687	14,501,933	5,723,661
Dividend and interest	257,130	53,011	5,035,081
Fund shares sold	5,998,517	1,645,174	1,826,226
Prepaid expenses	9,420	731	40,166
Prepaid litigation fee	—	—	322,187

Total assets	786,199,870	79,762,636	928,104,189

Liabilities:
Securities sold short, at value (proceeds $147,361,279 and $26,322,043, respectively) (Note 2 and 13)	148,158,957	25,614,819	—
Net discount and unrealized appreciation/(depreciation) on unfunded transactions (Note 10)	—	—	534,970
Unrealized depreciation on forward foreign currency contracts	—	—	386,479
Notes payable (Note 9)	—	—	135,000,000
Payables for:
Upon receipt of securities loaned (Note 8)	61,312,969	1,301,619	—
Investments purchased	42,498,429	9,142,965	28,470,445
Fund shares redeemed	3,858,846	100,027	4,326,794
Accrued dividends on securities sold short	42,140	5,550	—
Distributions to shareholders	—	—	1,417,113
Investment advisory fees (Note 4)	422,589	—	425,900
Administration fees (Note 4)	84,518	319	131,046
Trustees’ fees (Note 4)	25,500	1,550	25,000
Distribution and service fees (Note 4)	146,178	9,893	267,379
Accounting service fee	27,275	5,204	20,081
Audit fees	126,345	8,655	62,921
Legal fees	313	5,517	139,678
Transfer agent fees	115,724	11,045	216,102
Registration fees	28,475	3,380	70,619
Interest expense (Note 9)	—	—	193,169
Accrued expenses and other liabilities	37,805	4,599	568,998

Total liabilities	256,886,063	36,215,142	172,256,694

Net Assets	529,313,807	43,547,494	755,847,495

See accompanying Notes to Financial Statements. | 23

STATEMENTS OF ASSETS AND LIABILITIES (continued)

As of June 30, 2011	Highland Funds I

	Highland		Highland		Highland
	Long/Short		Long/Short		Floating Rate
	Equity		Healthcare		Opportunities
	Fund		Fund		Fund
	($)		($)		($)
Composition of Net Assets:
Par value (Note 1)	47,638		3,164		108,567
Paid-in capital	517,775,257		36,811,024		2,170,339,224
Accumulated net investment loss	(4,445)		(91,418)		(15,183,708)
Accumulated net realized gain/(loss) from investments, short positions, purchased options, written options and foreign currency transactions	(3,266,857)		2,963,041		(842,334,376)
Net unrealized appreciation/(depreciation) on investments, short positions, purchased options, written options and translation of assets and liabilities denominated in foreign currency	14,762,214		3,861,683		(557,082,212)

Net Assets	529,313,807		43,547,494		755,847,495

Class A
Net assets	286,581,445		23,767,233		264,385,058
Shares outstanding (unlimited authorization)	25,809,485		1,727,939		37,969,033
Net asset value per share (Net assets/shares outstanding)	11.10	(a)	13.75	(a)	6.96	(a)
Maximum offering price per share (100 / 94.50 of $11.10, $13.75 and 100/96.50 of $6.96, respectively)	11 750	(b)	14.55	(b)	7.21	(b)

Class B
Net assets	—		—		18,574,853
Shares outstanding (unlimited authorization)	—		—		2,668,940
Net asset value, offering and redemption price per share (Net assets/shares outstanding)	—		—		6.96

Class C
Net assets	79,242,517		6,074,782		437,220,074
Shares outstanding (unlimited authorization)	7,316,935		448,791		62,801,951
Net asset value and offering price per share (Net assets/shares outstanding)	10.83	(a)	13.54	(a)	6.96	(a)

Class Z
Net assets	163,489,845		13,705,479		35,667,510
Shares outstanding (unlimited authorization)	14,511,463		987,710		5,126,692
Net asset value, offering and redemption price per share (Net assets/shares outstanding)	11.27		13.88		6.96

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge (“CDSC”).

(b)	On sales of $1,000,000 or more, there is no sales charge and therefore the offering price will be lower.

*	Foreign currency held at cost is $37,698 for the Highland Floating Rate Opportunities Fund.
24 | See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2011	Highland Funds I

	Highland	Highland	Highland
	Long/Short	Long/Short	Floating Rate
	Equity	Healthcare	Opportunities
	Fund	Fund	Fund
	($)	($)	($)
Investment Income:
Interest from unaffiliated issuers	251,645	26,300	34,459,932
Interest from affiliated issuer (Note 11)	—	—	267,933
Dividends from unaffiliated issuers (net of foreign withholding tax of $4,304, $0 and $0, respectively)	1,654,503	135,128	—

Total investment income	1,906,148	161,428	34,727,865

Expenses:
Investment advisory fees (Note 4)	8,653,009	236,728	4,286,391
Administration fees (Note 4)	769,156	47,346	1,318,889
Fund accounting fees (Note 4)	262,160	87,667	196,320
Distribution fees (Note 4)	800,301	28,753	2,072,802
Service fees (Note 4)	810,771	34,826	1,238,063
Transfer agent fees	435,292	33,445	680,292
Audit fees	193,143	11,097	92,655
Legal fees	229,541	28,872	752,123
Trustees’ fees (Note 4)	105,763	6,152	161,874
Custodian fees	85,757	22,810	57,917
Registration fees	90,220	39,901	126,571
Insurance expense	80,323	2,558	201,976
Reports to shareholders	155,954	15,077	210,926
Interest expense (Note 9)	—	—	2,234,458
Commitment fees-credit agreement (Note 9)	—	—	1,113,334
Merger expenses	—	—	379,646
Other	34,320	2,599	265,304

Total operating expenses	12,705,710	597,831	15,389,541

Fees and expenses waived by Investment Adviser (Note 4)	(4,807,227)	(281,705)	—

Net operating expenses	7,898,483	316,126	15,389,541

Dividends and fees on short sales (Note 2)	1,559,136	124,857	—

Net expenses	9,457,619	440,983	15,389,541

Net Investment Income (loss)	(7,551,471)	(279,555)	19,338,324

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments from unaffiliated issuers	40,086,550	5,008,894	(96,807,152)
Net realized loss from affiliated issuer (Note 11)	—	—	(153,533)
Net realized loss on short positions (Note 2)	(30,824,202)	(1,125,028)	—
Net realized gain/(loss) on written options (Note 2)	479,279	(70,651)	—
Net realized gain/(loss) on foreign currency transactions	111,588	(312)	(5,765,325)
Net change in unrealized appreciation/(depreciation) on investments*	25,228,842	2,652,028	138,037,939
Net change in unrealized appreciation/(depreciation) on short positions (Note 2)	(6,750,164)	493,567	—
Net change in unrealized appreciation/(depreciation) on written options (Note 2)	(107,714)	—	—
Net change in unrealized appreciation/(depreciation) on unfunded transactions (Note 10)*	—	—	3,272,458
Net change in unrealized appreciation/(depreciation) on foreign currency transactions and translation of assets and liabilities denominated in foreign currency*	(272,199)	231	(5,957,964)

Net realized and unrealized gain/(loss) on investments	27,951,980	6,958,729	32,626,423

Net increase in net assets from operations	20,400,509	6,679,174	51,964,747

*	Change in unrealized appreciation/(depreciation) does not include unrealized depreciation of $233,892,251 in connection with the reorganization of the Highland Floating Rate Opportunities Fund (see Note 14).
See accompanying Notes to Financial Statements. | 25

STATEMENTS OF CHANGES IN NET ASSETS
Highland Funds I

	Highland Long/Short
	Equity Fund
		Ten Months
	Year Ended	Ended	Year Ended
	June 30, 2011	June 30, 2010	August 31, 2009
	($)	($)	($)
Increase/(Decrease) in Net Assets:
From Operations
Net investment (loss)	(7,551,471)	(3,435,761)	(892,749)
Net realized gain/(loss) on investments, short positions, purchased options, written options and foreign currency transactions	9,853,215	12,828,788	(2,747,839)
Net change in unrealized appreciation/(depreciation) on investments, short positions, purchased options, written options and translations of assets and liabilities denominated in foreign currency*	18,098,765	(7,796,172)	4,881,665

Net increase in net assets from operations	20,400,509	1,596,855	1,241,077

Distributions Declared to Shareholders

From net investment income:
Class A	—	—	(12,466)
Class C	—	—	(5,078)
Class Z	—	—	(14)

Total distributions from net investment income	—	—	(17,558)

From capital gains:
Class A	(6,755,887)	(1,085,013)	—
Class C	(2,016,367)	(313,707)	—
Class Z	(1,207,297)	(11,918)	—

Total distributions from capital gains	(9,979,551)	(1,410,638)	—

Total distributions declared to shareholders	(9,979,551)	(1,410,638)	(17,558)

Share Transactions

Class A
Subscriptions	187,620,626	194,984,814	53,692,474
Distributions reinvested	3,818,016	545,041	9,760
Redemptions (Note 5)	(120,549,024)	(44,564,830)	(16,287,843)

Net increase	70,889,618	150,965,025	37,414,391

Class C
Subscriptions	35,183,388	43,519,795	14,721,084
Distributions reinvested	1,271,448	172,728	3,222
Redemptions (Note 5)	(18,556,983)	(4,071,828)	(2,826,476)

Net increase	17,897,853	39,620,695	11,897,830

Class Z
Subscriptions	174,505,280	7,965,556	1,015,379
Distributions reinvested	762,894	3,563	14
Redemptions (Note 5)	(15,602,034)	(5,225,346)	(5,685,506)

Net increase/(decrease)	159,666,140	2,743,773	(4,670,113)

Net increase from share transactions	248,453,611	193,329,493	44,642,108

Total increase in net assets	258,874,569	193,515,710	45,865,627

Net Assets
Beginning of period	270,439,238	76,923,528	31,057,901

End of period	$529,313,807	$270,439,238	$76,923,528

Accumulated net investment income/(loss)	$(4,445)	$—	$3,371

26 | See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
Highland Funds I

	Highland Long/Short
	Equity Fund
		Ten Months
	Year Ended	Ended	Year Ended
	June 30,2011	June 30, 2010	August 31, 2009
Changes in Shares

Class A
Subscriptions	16,993,846	18,088,526	5,421,752
Issued for distributions reinvested	343,402	49,147	1,056
Redemptions	(10,933,512)	(4,166,677)	(1,674,080)

Net increase	6,403,736	13,970,996	3,748,728

Class C
Subscriptions	3,257,899	4,112,100	1,505,998
Issued for distributions reinvested	116,947	15,818	352
Redemptions	(1,716,069)	(385,744)	(293,289)

Net increase	1,658,777	3,742,174	1,213,061

Class Z
Subscriptions	15,477,450	736,454	101,238
Issued for distributions reinvested	67,964	318	2
Redemptions	(1,388,048)	(475,870)	(579,364)

Net increase	14,157,366	260,902	(478,124)
See accompanying Notes to Financial Statements. | 27

STATEMENTS OF CHANGES IN NET ASSETS (continued)
Highland Funds I

	Highland Long/Short
	Healthcare Fund
		Ten Months
	Year Ended	Ended	Year Ended
	June 30, 2011	June 30, 2010	August 31, 2009
	($)	($)	($)
Increase/(Decrease) in Net Assets:

From Operations
Net investment (loss)	(279,555)	(226,702)	(312,572)
Net realized gain/(loss) on investments, short positions, purchased options, written options and foreign currency transactions	3,812,903	334,984	(178,478)
Net change in unrealized appreciation/(depreciation) on investments, short positions, purchased options, written options and translations of assets and liabilities denominated in foreign currency	3,145,826	333,723	286,962

Net increase/(decrease) in net assets from operations	6,679,174	442,005	(204,088)

Distributions Declared to Shareholders

From net investment income:
Class A	—	—	—
Class C	—	—	—
Class Z	—	—	(1,273)

Total distributions from net investment income	—	—	(1,273)

From capital gains:
Class A	(328,719)	—	(5,741)
Class C	(64,975)	—	(5,949)
Class Z	(286,608)	—	(60,536)

Total distributions from capital gains	(680,302)	—	(72,226)

Total distributions declared to shareholders	(680,302)	—	(73,499)

Share Transactions

Class A
Subscriptions	19,222,453	1,883,453	27,691
Distributions reinvested	194,953	—	5,741
Redemptions (Note 5)	(803,342)	(1,085)	(17,457)

Net increase	18,614,064	1,882,368	15,975

Class C
Subscriptions	5,289,190	166,700	23,700
Distributions reinvested	43,021	—	5,949
Redemptions (Note 5)	(257,886)	—	(27,826)

Net increase/	5,074,325	166,700	1,823

Class Z
Subscriptions	4,021,696	5,523,328	13,294
Distributions reinvested	84,660	—	61,809
Redemptions (Note 5)	(232,016)	—	(5,097,931)

Net increase/(decrease)	3,874,340	5,523,328	(5,022,828)

Net increase/(decrease) from share transactions	27,562,729	7,572,396	(5,005,030)

Total increase/(decrease) in net assets	33,561,601	8,014,401	(5,282,617)

Net Assets
Beginning of period	9,985,893	1,971,492	7,254,109

End of period	$43,547,494	$9,985,893	$1,971,492

Accumulated net investment loss	$(91,418)	$(98,805)	$(99,045)

28 | See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
Highland Funds I

	Highland Long/Short
	Healthcare Fund
		Ten Months
	Year Ended	Ended	Year Ended
	June 30, 2011	June 30, 2010	August 31, 2009
Changes in Shares

Class A
Subscriptions	1,594,052	166,281	2,486
Issued for distributions reinvested	16,777	—	520
Redemptions	(65,366)	(101)	(1,710)

Net increase	1,545,463	166,180	1,296

Class C
Subscriptions	434,882	15,119	2,114
Issued for distributions reinvested	3,757	—	541
Redemptions	(20,450)	—	(2,673)

Net increase/(decrease)	418,189	15,119	(18)

Class Z
Subscriptions	324,128	498,580	1,177
Issued for distributions reinvested	7,223	—	5,584
Redemptions	(18,903)	—	(503,178)

Net increase/(decrease)	312,448	498,580	(496,417)
See accompanying Notes to Financial Statements. | 29

STATEMENTS OF CHANGES IN NET ASSETS (continued)
Highland Funds I

	Highland Floating Rate
	Opportunities Fund
		Ten Months
	Year Ended	Ended	Year Ended
	June 30, 2011	June 30, 2010	August 31, 2009
	($)	($)	($)
Increase/(Decrease) in Net Assets:

From Operations
Net investment income	19,338,324	16,638,013	70,113,442
Net realized gain/(loss) on investments, unfunded transactions and foreign currency transactions	(102,726,010)	(60,669,681)	(395,967,603)
Net change in unrealized appreciation/(depreciation) on investments, unfunded transactions and translations of assets and liabilities denominated in foreign currency*	135,352,433	125,987,996	(179,836,065)

Net increase/(decrease) in net assets from operations	51,964,747	81,956,328	(505,690,226)

Distributions Declared to Shareholders

From net investment income:
Class A	(7,957,493)	(2,169,570)	(38,424,304)
Class B	(574,114)	(177,139)	(3,856,745)
Class C	(12,296,206)	(3,132,292)	(52,639,121)
Class Z	(1,400,507)	(697,183)	(10,916,101)

Total distributions from net investment income	(22,228,320)	(6,176,184)	(105,836,271)

From capital gains:
Class A	—	(4,042,391)	—
Class B	—	(330,249)	—
Class C	—	(5,835,173)	—
Class Z	—	(1,299,135)	—

Total distributions from capital gains	—	(11,506,948)	—

Total distributions declared to shareholders	(22,228,320)	(17,683,132)	(105,836,271)

Share Transactions

Class A
Subscriptions**	129,927,536	16,068,360	27,536,518
Distributions reinvested	4,216,319	3,298,753	22,191,264
Redemptions	(71,454,607)	(67,386,052)	(176,202,291)

Net increase/(decrease)	62,689,248	(48,018,939)	(126,474,509)

Class B
Subscriptions**	8,949,860	39,769	54,085
Distributions reinvested	287,092	295,427	2,330,287
Redemptions	(7,528,919)	(6,903,856)	(17,374,481)

Net increase/(decrease)	1,708,033	(6,568,660)	(14,990,109)

Class C
Subscriptions**	205,205,717	10,998,659	11,353,397
Distributions reinvested	7,153,118	5,259,012	31,107,401
Redemptions	(124,876,961)	(78,175,799)	(164,959,277)

Net increase/(decrease)	87,481,874	(61,918,128)	(122,498,479)

Class Z
Subscriptions**	20,146,064	855,915	3,270,163
Distributions reinvested	831,834	816,569	4,918,829
Redemptions	(28,874,096)	(29,402,797)	(50,887,112)

Net decrease	(7,896,198)	(27,730,313)	(42,698,120)

Net increase/(decrease) from share transactions	143,982,957	(144,236,040)	(306,661,217)

Total increase/(decrease) in net assets	173,719,384	(79,962,844)	(918,187,714)

Net Assets
Beginning of period	582,128,111	662,090,955	1,580,278,669

End of period	$755,847,495	$582,128,111	$662,090,955

Accumulated net investment income/(loss)	$(15,183,708)	$(4,636,140)	$(13,278,682)

30 | See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)
Highland Funds I

	Highland Floating Rate
	Opportunities Fund
		Ten Months
	Year Ended	Ended	Year Ended
	June 30, 2011	June 30, 2010	August 31, 2009
Changes in Shares

Class A
Subscriptions (Note 14)	18,557,539	2,489,064	4,229,069
Issued for distributions reinvested	616,480	508,991	3,721,012
Redemptions (Note 5)	(10,496,045)	(10,359,424)	(29,740,350)

Net increase/(decrease)	8,677,974	(7,361,369)	(21,790,269)

Class B
Subscriptions (Note 14)	1,277,342	5,120	6,168
Issued for distributions reinvested	42,060	45,634	391,848
Redemptions (Note 5)	(1,102,605)	(1,056,249)	(2,968,465)

Net increase/(decrease)	216,797	(1,005,495)	(2,570,449)

Class C
Subscriptions (Note 14)	29,294,411	1,674,902	1,797,217
Issued for distributions reinvested	1,046,138	811,548	5,238,762
Redemptions (Note 5)	(18,272,429)	(11,931,125)	(27,720,975)

Net increase/(decrease)	12,068,120	(9,444,675)	(20,684,996)

Class Z
Subscriptions (Note 14)	2,876,520	136,881	458,600
Issued for distributions reinvested	122,513	125,973	815,793
Redemptions (Note 5)	(4,253,216)	(4,400,348)	(8,293,626)

Net decrease	(1,254,183)	(4,137,494)	(7,019,233)

*	Change in unrealized appreciation/(depreciation) does not include unrealized depreciation of $233,892,251 in connection with the reorganization of the Highland Floating Rate Advantage Fund (see Note 14).

**	Subscriptions include the dollar value of the shares issued in connection with the reorganization of the Highland Floating Rate Advantage Fund of $123,487,926 for Class A, $8,925,038 for Class B, $201,068,133 for Class C and $19,980,358 for Class Z.
See accompanying Notes to Financial Statements. | 31

STATEMENT OF CASH FLOWS
Highland Long/Short Equity Fund
For the Year Ended June 30, 2011

($)

Cash Flows Provided by Operating Activities
Net investment loss	(7,551,471)

Adjustments to Reconcile Net Investment Loss to Net Cash provided by Operating Activities
Purchases of investments securities	(1,865,034,486)
Proceeds from disposition of investment securities	1,736,964,730
Purchases of securities sold short	1,237,021,826
Proceeds from securities sold short	(1,215,059,649)
Purchases of written options	1,767,159
Proceeds from written options	(1,538,894)
Purchases of purchased options	(4,366,347)
Proceeds from purchased options	2,900,782
Increase in restricted cash	(44,397,102)
Increase in dividends, interest and fees receivable	(46,141)
Decrease in receivable for investments sold	(51,671,283)
Increase in prepaid expenses	(7,456)
Increase in payable for dividends on short positions	1,850
Decrease in payable for investments purchased	25,703,535
Increase in payables to related parties	252,473
Decrease in due to broker	(2,717,895)
Decrease in expenses and other liabilities	206,921

Net cash flow used in operating activities	(187,571,448)

Cash Flows Provided by Financing Activities
Proceeds from shares sold	399,800,021
Payment of shares redeemed	(153,231,262)
Distributions from capital gains	(9,979,551)

Net cash flow provided in financing activities	236,589,208

Effect of exchange rate changes on cash	(160,611)

Net increase in cash	48,857,149

Cash
Beginning of the year	49,083,678

End of the year	97,940,827

32 | See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS
Highland Long/Short Healthcare Fund
For the Year Ended June 30, 2011

($)

Cash Flows Provided by Operating Activities
Net investment loss	(279,555)

Adjustments to Reconcile Net Investment Loss to Net Cash provided by Operating Activities
Purchases of investments securities	(400,030,197)
Proceeds from disposition of investment securities	375,367,393
Purchases of securities sold short	187,437,984
Proceeds from securities sold short	(165,683,335)
Purchases of written options	124,598
Proceeds from written options	(195,249)
Purchases of purchased options	(6,481,052)
Proceeds from purchased options	5,511,613
Increase in restricted cash	(14,829,681)
Increase in dividends, interest and fees receivable	(52,020)
Decrease in receivable for investments sold	(14,050,862)
Increase in prepaid expenses	(659)
Decrease in other assets	7,741
Increase in payable for dividends on short positions	5,443
Decrease in payable for investments purchased	8,833,199
Increase in payables to related parties	1,146
Decrease in expenses and other liabilities	4,650

Net cash flow used in operating activities	(24,308,843)

Cash Flows Provided by Financing Activities
Proceeds from shares sold	27,301,995
Payment of shares redeemed	(1,193,217)
Distributions from capital gains	(680,302)

Net cash flow provided in financing activities	25,428,476

Effect of exchange rate changes on cash	(81)

Net increase in cash	1,119,552

Cash
Beginning of the year	2,027,530

End of the year	3,147,082

See accompanying Notes to Financial Statements. | 33

STATEMENT OF CASH FLOWS
Highland Floating Rate Opportunities Fund
For the Year Ended June 30, 2011

($)

Cash Flows Provided by Operating Activities
Net investment income	19,338,324

Adjustments to Reconcile Net Investment Income to Net Cash Provided by Operating Activities
Purchases of investments securities	(663,332,426)
Proceeds from disposition of investment securities	822,476,616
Realized gain/(loss) on forward foreign currency contracts	(4,557,303)
Realized gain on unfunded transactions	152,856
Decrease in dividends and interest receivable	2,030,173
Decrease in commitment and administration fees	671,190
Increase in prepaid litigation fees	(26,845)
Decrease in receivable for investments sold	25,893,097
Increase in prepaid expenses	(40,166)
Decrease in other assets	183,315
Net amortization of premium/(discount)	(443,351)
Decrease in payable for investments purchased	(26,921,510)
Decrease in payables to related parties	(90,661)
Decrease in other liabilities	(69,085)

Net cash flow provided by operating activities	175,264,224

Cash Flows Used in Financing Activities
Increase in notes payable	20,000,000
Proceeds from shares sold	9,118,967
Cash received as a result of the reorganization (Note 14)	23,843,024
Payment of shares redeemed	(228,407,789)
Distributions paid in cash	(9,101,856)

Net Cash Flow Used in Financing Activities	(184,547,654)

Effect of exchange rate changes on cash	545,233

Net decrease in cash	(8,738,197)

Cash
Beginning of the year	31,297,688

End of the year	22,559,491

Supplemental disclosure of cash flow information:
Cash paid during the year for interest and commitment fees	2,512,485

34 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Highland Long/Short Equity Fund, Class A
Selected data for a share outstanding throughout each period is as follows:

	For the		For the						For the
	Year		Ten Months		For the Years				Period
	Ended		Ended		Ended August 31,				Ended
	06/30/11		06/30/10		2009		2008		08/31/07(a)
Net Asset Value, Beginning of Period	$10.68		$10.37		$10.50		$10.92		$10.00

Income from Investment Operations:
Net investment loss	(0.21	)(b)	(0.19	)(b)	(0.23	)(b)	(0.04	)(b)	(0.01)
Redemption fees added to paid-in capital	—	(b)(c)	0.01	(b)	0.01	(b)	—	(b)(c)	—	(c)
Net realized and unrealized gain	0.93	(b)	0.59	(b)	0.10	(b)	0.04	(b)	0.93

Total from investment operations	0.72		0.41		(0.12)		—		0.92

Less Distributions Declared to Shareholders:
From net investment income	—		—		(0.01)		(0.04)		—
From net realized gains	(0.30)		(0.10)		—		(0.38)		—

Total distributions declared to shareholders	(0.30)		(0.10)		(0.01)		(0.42)		—

Net Asset Value, End of Period	$11.10		$10.68		$10.37		$10.50		$10.92
Total return(d)	6.62%		3.90	%(e)	(1.16)%		0.01%		9.20	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$286,581		$207,323		$56,364		$17,711		$16,757
Total operating expenses excluding interest expense	3.23%		3.49%		4.35%		4.33%		5.25%
Interest expense	—		—		0.01%		—		—
Waiver/reimbursement	(1.25)%		(1.25)%		(1.86)%		(1.85)%		(2.30)%
Net operating expenses including interest expense(f)	1.98%		2.24%		2.50%		2.48%		2.95%
Dividends for short positions	0.41%		0.70%		0.59%		0.34%		0.01%
Net expenses(f)	2.39%		2.94%		3.09%		2.82%		2.96%
Net investment loss	(1.89)%		(2.10)%		(2.30)%		(0.36)%		(0.41)%
Portfolio turnover rate	684%		496	%(e)	443%		206%		58	%(e)

(a)	Highland Long/Short Equity Fund, Class A commenced operations on December 5, 2006.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Represents less than $0.005 per share.

(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
See accompanying Notes to Financial Statements. | 35

FINANCIAL HIGHLIGHTS
Highland Long/Short Equity Fund, Class C
Selected data for a share outstanding throughout each period is as follows:

	For the		For the						For the
	Year		Ten Months		For the Years				Period
	Ended		Ended		Ended August 31,				Ended
	06/30/11		06/30/10		2009		2008		08/31/07(a)
Net Asset Value, Beginning of Period	$10.48		$10.22		$10.42		$10.90		$10.00

Income from Investment Operations:
Net investment loss	(0.27	)(b)	(0.24	)(b)	(0.29	)(b)	(0.11	)(b)	(0.03)
Redemption fees added to paid-in capital	—	(b)(c)	0.01	(b)	0.01	(b)	—	(b)(c)	—	(c)
Net realized and unrealized gain	0.92	(b)	0.59	(b)	0.09	(b)	0.03	(b)	0.93

Total from investment operations	0.65		0.36		(0.19)		(0.08)		0.90

Less Distributions Declared to Shareholders:
From net investment income	—		—		(0.01)		(0.02)		—
From net realized gains	(0.30)		(0.10)		—		(0.38)		—

Total distributions declared to shareholders	(0.30)		(0.10)		(0.01)		(0.40)		—

Net Asset Value, End of Period	$10.83		$10.48		$10.22		$10.42		$10.90
Total return(d)	6.18%		3.46	%(e)	(1.84)%		(0.74)%		9.00	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$79,243		$59,290		$19,585		$7,324		$5,109
Total operating expenses excluding interest expense	3.88%		4.14%		5.00%		4.98%		5.90%
Interest expense	—		—		0.01%		—		—
Waiver/reimbursement	(1.25)		(1.25)%		(1.86)%		(1.85)%		(2.30)%
Net operating expenses including interest expense(f)	2.63%		2.89%		3.15%		3.13%		3.60%
Dividends for short positions	0.41%		0.70%		0.59%		0.34%		0.01%
Net expenses(f)	3.04%		3.59%		3.74%		3.47%		3.61%
Net investment loss	(2.54)%		(2.75)%		(2.95)%		(1.01)%		(1.06)%
Portfolio turnover rate	684%		496	%(e)	443%		206%		58	%(e)

(a)	Highland Long/Short Equity Fund, Class C commenced operations on December 5, 2006.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Represents less than $0.005 per share.

(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
36 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Highland Long/Short Equity Fund, Class Z
Selected data for a share outstanding throughout each period is as follows:

	For the		For the						For the
	Year		Ten Months		For the Years				Period
	Ended		Ended		Ended August 31,				Ended
	06/30/11		06/30/10		2009		2008		08/31/07(a)
Net Asset Value, Beginning of Period	$10.81		$10.46		$10.54		$10.94		$10.00

Income from Investment Operations:
Net investment loss	(0.17	)(b)	(0.16	)(b)	(0.20	)(b)	—	(b)(c)	—	(c)
Redemption fees added to paid-in capital	—	(b)(c)	0.01	(b)	0.01	(b)	—	(b)(c)	—	(c)
Net realized and unrealized gain	0.93	(b)	0.60	(b)	0.12	(b)	0.04	(b)	0.94

Total from investment operations	0.76		0.45		(0.07)		0.04		0.94

Less Distributions Declared to Shareholders:
From net investment income	—		—		(0.01)		(0.06)		—
From net realized gains	0.30		(0.10)		—		(0.38)		—

Total distributions declared to shareholders	0.30		(0.10)		(0.01)		(0.44)		—

Net Asset Value, End of Period	$11.27		$10.81		$10.46		$10.54		$10.94
Total return(d)	7.02%		4.25	%(e)	(0.68)%		0.31%		9.40	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$163,490		$3,827		$975		$6,023		$7,837
Total operating expenses excluding interest expense	2.88%		3.14%		4.00%		3.98%		4.90%
Interest expense	—		—		0.01%		—		—
Waiver/reimbursement	(1.25)%		(1.25)%		(1.86)%		(1.85)%		(2.30)%
Net operating expenses including interest expense(f)	1.63%		1.89%		2.15%		2.13%		2.60%
Dividends for short positions	0.41%		0.70%		0.59%		0.34%		0.01%
Net expenses(f)	2.04%		2.59%		2.74%		2.47%		2.61%
Net investment loss	(1.54)%		(1.75)%		(1.95)%		(0.01)%		(0.06)%
Portfolio turnover rate	684%		496	%(e)	443%		206%		58	%(e)

(a)	Highland Long/Short Equity Fund, Class Z commenced operations on December 5, 2006.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Represents less than $0.005 per share.

(d)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
See accompanying Notes to Financial Statements. | 37

FINANCIAL HIGHLIGHTS
Highland Long/Short Healthcare Fund, Class A
Selected data for a share outstanding throughout each period is as follows:

	For the		For the		For the		For the
	Year		Ten Months		Year		Period
	Ended		Period Ended		Ended		Ended
	06/30/11		06/30/10		08/31/09		08/31/08(a)
Net Asset Value, Beginning of Period	$11.19		$9.42		$10.30		$10.00

Income from Investment Operations:
Net investment loss	(0.15	)(b)	(0.51	)(b)	(1.37	)(b)	(0.03)
Redemption fees added to paid-in-capital	—	(b)(c)	—		0.02	(b)	—
Net realized and unrealized gain	3.06	(b)	2.28	(b)	0.82	(b)	0.33

Total from investment operations	2.91		1.77		(0.53)		0.30

Less Distributions Declared to Shareholders:
From net investment income	—		—		—		—
From net realized gains	(0.35)		—		(0.35)		—

Total distributions declared to shareholders	(0.35)		—		(0.35)		—

Net Asset Value, End of Period	$13.75		$11.19		$9.42		$10.30
Total return(c)	26.63%		18.79	%(d)	(5.61)%		3.00	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$23,767		$2,042		$154		$155
Total operating expenses	2.61%		6.83%		15.35%		6.85%
Waiver/reimbursement	(1.19)%		(0.91)%		(1.62)%		(4.50)%
Net operating expenses(e)	1.42%		5.92%		13.73%		2.35%
Dividends for short positions	0.53%		0.03%		—		—
Net expenses(e)	1.95%		5.95%		13.73%		2.35%
Net investment loss	(1.26)%		(5.69)%		(13.29)%		(1.00)%
Portfolio turnover rate	1553%		262	%(d)	23%		36	%(d)

(a)	Highland Long/Short Healthcare Fund, Class A commenced operations on May 5, 2008.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
38 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Highland Long/Short Healthcare Fund, Class C
Selected data for a share outstanding throughout each period is as follows:

	For the		For the		For the		For the
	Year		Ten Months		Year		Period
	Ended		Period Ended		Ended		Ended
	06/30/11		06/30/10		08/31/09		08/31/08(a)
Net Asset Value, Beginning of Period	$11.04		$9.33		$10.28		$10.00

Income from Investment Operations:
Net investment loss	(0.23	)(b)	(0.55	)(b)	(1.43	)(b)	(0.05)
Redemption fees added to paid-in-capital	—	(b)(c)	—		0.02	(b)	—
Net realized and unrealized gain	3.08	(b)	2.26	(b)	0.81	(b)	0.33

Total from investment operations	2.85		1.71		(0.60)		0.28

Less Distributions Declared to Shareholders:
From net investment income	—		—		—		—
From net realized gains	(0.35)		—		(0.35)		—

Total distributions declared to shareholders	(0.35)		—		(0.35)		—

Net Asset Value, End of Period	$13.54		$11.04		$9.33		$10.28
Total return(c)	26.35%		18.33	%(d)	(6.32)%		2.80	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$6,075		$338		$145		$159
Total operating expenses	3.26%		7.48%		16.00%		7.50%
Waiver/reimbursement	(1.19)%		(0.91)%		(1.62)%		(4.50)%
Net operating expenses(e)	2.07%		6.57%		14.38%		3.00%
Dividends for short positions	0.53%		0.03%		—		—
Net expenses(e)	2.60%		6.60%		14.38%		3.00%
Net investment loss	(1.91)%		(6.34)%		(13.94)%		(1.65)%
Portfolio turnover rate	1553%		262	%(d)	23%		36	%(d)

(a)	Highland Long/Short Healthcare Fund, Class C commenced operations on May 5, 2008.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
See accompanying Notes to Financial Statements. | 39

FINANCIAL HIGHLIGHTS
Highland Long/Short Healthcare Fund, Class Z
Selected data for a share outstanding throughout each period is as follows:

	For the		For the		For the		For the
	Year		Ten Months		Year		Period
	Ended		Period Ended		Ended		Ended
	06/30/11		06/30/10		08/31/09		08/31/08(a)
Net Asset Value, Beginning of Period	$11.26		$9.47		$10.31		$10.00

Income from Investment Operations:
Net investment loss	(0.11	)(b)	(0.49	)(b)	(1.34	)(b)	(0.02)
Redemption fees added to paid-in-capital	—	(b)(c)	—		0.02	(b)	—
Net realized and unrealized gain	3.08	(b)	2.28	(b)	0.84	(b)	0.33

Total from investment operations	2.97		1.79		(0.48)		0.31

Less Distributions Declared to Shareholders:
From net investment income	—		—		(0.01)		—
From net realized gains	(0.35)		—		(0.35)		—

Total distributions declared to shareholders	(0.35)		—		(0.36)		—

Net Asset Value, End of Period	$13.88		$11.26		$9.47		$10.31
Total return(c)	26.79%		18.90	%(d)	(5.15)%		3.10	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$13,705		$7,606		$1,673		$6,940
Total operating expenses	2.26%		6.48%		15.00%		6.50%
Waiver/reimbursement	(1.19)%		(0.91)%		(1.62)%		(4.50)%
Net operating expenses(e)	1.07%		5.57%		13.38%		2.00%
Dividends for short positions	0.53%		0.03%		—		—
Net expenses(e)	1.60%		5.60%		13.38%		2.00%
Net investment loss	(0.91)%		(5.34)%		(12.94)%		(0.65)%
Portfolio turnover rate	1553%		262	%(d)	23%		36	%(d)

(a)	Highland Long/Short Healthcare Fund, Class Z commenced operations on May 5, 2008.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
40 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Highland Floating Rate Opportunities Fund, Class A
Selected data for a share outstanding throughout each period is as follows:*

	For the		For the
	Year		Ten Months
	Ended		Ended		For the Years Ended August 31,
	June 30, 2011		June 30, 2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$6.55		$5.98		$9.70	$11.75	$12.43	$12.19
Income from Investment Operations:
Net investment income(a)	0.27		0.18		0.51	0.90	1.00	0.96
Net realized and unrealized gain/(loss)(a)	0.46		0.57		(3.50)	(2.05)	(0.60)	0.22

Total from investment operations	0.73		0.75		(2.99)	(1.15)	0.40	1.18

Less Distributions Declared to Shareholders:
From net investment income	(0.32)		(0.06)		(0.73)	(0.89)	(1.01)	(0.94)
From net realized gains	—		—		—	(0.01)	(0.07)	—
From return of capital	—		(0.12)		—	—	—	—

Total distributions declared to shareholders	(0.32)		(0.18)		(0.73)	(0.90)	(1.08)	(0.94)

Net Asset Value, End of Period	$6.96		$6.55		$5.98	$9.70	$11.75	$12.43
Total return(b)	11.73	%(d)	12.68	%(c)	(30.25)%	(10.28)%	3.10%	10.08%

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (000’s)	$264,385		$191,925		$219,010	$567,048	$1,050,738	$729,845
Total expenses excluding interest expense and commitment fee	2.18%		2.27%		1.87%	1.58%	1.33%	1.16%
Interest expense and commitment fee	0.47%		0.61%		1.08%	1.47%	1.06%	1.04%
Waiver/reimbursement	—		—		(0.01)%	(0.02)%	—	(0.04)%
Net expenses including interest expense and commitment fee(e)	2.65%		2.88%		2.94%	3.03%	2.39%	2.16%
Net investment income	3.97%		3.29%		8.09%	8.28%	8.05%	7.78%
Portfolio turnover rate	104%		57	%(c)	21%	22%	70%	61%

*	Historical data shown is that of the Highland Floating Rate Advantage Fund, which reorganized into the Highland Floating Rate Opportunities Fund on June 13, 2011 (See Note 14).

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	Not annualized.

(d)	A late audit adjustment was made to net asset value, however, performance was not recalculated using the adjusted net asset value. Rather total return is calculated using the net asset value used for trading at the close of business on June 30, 2011.

(e)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
See accompanying Notes to Financial Statements. | 41

FINANCIAL HIGHLIGHTS
Highland Floating Rate Opportunities Fund, Class B
Selected data for a share outstanding throughout each period is as follows:*

	For the	For the
	Year	Ten Months
	Ended	Ended		For the Years Ended August 31,
	June 30, 2011	June 30, 2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$6.55	$5.98		$9.70	$11.75	$12.43	$12.19

Income from Investment Operations:
Net investment income(a)	0.25	0.16		0.49	0.86	0.96	0.92
Net realized and unrealized gain/(loss)(a)	0.45	0.58		(3.50)	(2.05)	(0.60)	0.22

Total from investment operations	0.70	0.74		(3.01)	(1.19)	0.36	1.14

Less Distributions Declared to Shareholders:
From net investment income	(0.29)	(0.06)		(0.71)	(0.85)	(0.97)	(0.90)
From net realized gains	—	—		—	(0.01)	(0.07)	—
From return of capital	—	(0.11)		—	—	—	—

Total distributions declared to shareholders	(0.29)	(0.17)		(0.71)	(0.86)	(1.04)	(0.90)

Net Asset Value, End of Period	$6.96	$6.55		$5.98	$9.70	$11.75	$12.43
Total return(b)	11.34%	12.36	%(c)	(30.50)%	(10.60)%	2.74%	9.70%

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (000’s)	$18,575	$16,063		$20,660	$58,486	$95,122	$115,651
Total expenses excluding interest expense and commitment fee	2.53%	2.62%		2.22%	1.93%	1.68%	1.51%
Interest expense and commitment fee	0.47%	0.61%		1.08%	1.47%	1.06%	1.04%
Waiver/reimbursement	—	—		(0.01)%	(0.02)%	—	(0.04)%
Net expenses including interest expense and commitment fee(d)	3.00%	3.23%		3.29%	3.38%	2.74%	2.51%
Net investment income	3.62%	2.94%		7.74%	7.93%	7.70%	7.43%
Portfolio turnover rate	104%	57	%(c)	21%	22%	70%	61%

*	Historical data shown is that of the Highland Floating Rate Advantage Fund, which reorganized into the Highland Floating Rate Opportunities Fund on June 13, 2011 (See Note 14).

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Total return is at net asset value assuming all distributions are reinvested and no CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	Not annualized.

(d)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
42 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Highland Floating Rate Opportunities Fund, Class C
Selected data for a share outstanding throughout each period is as follows:*

	For the		For the
	Year		Ten Months
	Ended		Ended		For the Years Ended August 31,
	June 30, 2011		June 30, 2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$6.55		$5.98		$9.70	$11.75	$12.43	$12.19

Income from Investment Operations:
Net investment income(a)	0.24		0.15		0.48	0.84	0.93	0.90
Net realized and unrealized gain/(loss)(a)	0.45		0.58		(3.50)	(2.04)	(0.59)	0.22

Total from investment operations	0.69		0.73		(3.02)	(1.20)	0.34	1.12

Less Distributions Declared to Shareholders:
From net investment income	(0.28)		(0.06)		(0.70)	(0.84)	(0.95)	(0.88)
From net realized gains	—		—		—	(0.01)	(0.07)	—
From return of capital	—		(0.10)		—	—	—	—

Total distributions declared to shareholders	(0.28)		(0.16)		(0.70)	(0.85)	(1.02)	(0.88)

Net Asset Value, End of Period	$6.96		$6.55		$5.98	$9.70	$11.75	$12.43
Total return(b)	11.16	%(d)	12.22	%(c)	(30.60)%	(10.73)%	2.50%	9.62%

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (000’s)	$437,220		$332,355		$359,579	$784,597	$1,269,850	$816,720
Total expenses excluding interest expense and commitment fee	2.68%		2.77%		2.37%	2.08%	1.83%	1.66%
Interest expense and commitment fee	0.47%		0.61%		1.08%	1.47%	1.06%	1.04%
Waiver/reimbursement	—		—		(0.01)%	(0.02)%	—	(0.04)%
Net expenses including interest expense and commitment fee(e)	3.15%		3.38%		3.44%	3.53%	2.89%	2.66%
Net investment income	3.47%		2.79%		7.59%	7.78%	7.55%	7.28%
Portfolio turnover rate	104%		57	%(c)	21%	22%	70%	61%

*	Historical data shown is that of the Highland Floating Rate Advantage Fund, which reorganized into the Highland Floating Rate Opportunities Fund on June 13, 2011 (See Note 14).

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Total return is at net asset value assuming all distributions are reinvested and no CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	Not annualized.

(d)	A late audit adjustment was made to net asset value, however, performance was not recalculated using the adjusted net asset value. Rather total return is calculated using the net asset value used for trading at the close of business on June 30, 2011.

(e)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
See accompanying Notes to Financial Statements. | 43

FINANCIAL HIGHLIGHTS
Highland Floating Rate Opportunities Fund, Class Z
Selected data for a share outstanding throughout each period is as follows:*

	For the	For the
	Year	Ten Months
	Ended	Ended		For the Years Ended August 31,
	June 30, 2011	June 30, 2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$6.55	$5.97		$9.70	$11.75	$12.43	$12.19

Income from Investment Operations:
Net investment income(a)	0.29	0.20		0.54	0.94	1.04	1.00
Net realized and unrealized gain/(loss)(a)	0.46	0.58		(3.52)	(2.05)	(0.60)	0.22

Total from investment operations	0.75	0.78		(2.98)	(1.11)	0.44	1.22

Less Distributions Declared to Shareholders:
From net investment income	(0.34)	(0.07)		(0.75)	(0.93)	(1.05)	(0.98)
From net realized gains	—	—		—	(0.01)	(0.07)	—
From return of capital	—	(0.13)		—	—	—	—

Total distributions declared to shareholders	(0.34)	(0.20)		(0.75)	(0.94)	(1.12)	(0.98)

Net Asset Value, End of Period	$6.96	$6.55		$5.97	$9.70	$11.75	$12.43
Total return(b)	12.11%	13.20	%(c)	(30.12)%	(9.97)%	3.46%	10.47%

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (000’s)	$35,668	$41,785		$62,842	$170,147	$280,383	$161,996
Total expenses excluding interest expense and commitment fee	1.83%	1.92%		1.52%	1.23%	0.98%	0.81%
Interest expense and commitment fee	0.47%	0.61%		1.08%	1.47%	1.06%	1.04%
Waiver/reimbursement	—	—		(0.01)%	(0.02)%	—	(0.04)%
Net expenses including interest expense and commitment fee(d)	2.30%	2.53%		2.59%	2.68%	2.04%	1.81%
Net investment income	4.32%	3.64%		8.44%	8.63%	8.40%	8.13%
Portfolio turnover rate	104%	57	%(c)	21%	22%	70%	61%

*	Historical data shown is that of the Highland Floating Rate Advantage Fund, which reorganized into the Highland Floating Rate Opportunities Fund on June 13, 2011 (See Note 14).

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	Not annualized.

(d)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
44 | See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2011	Highland Funds I
Note 1. Organization
Highland Funds I (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with three separate portfolios, each of which is non-diversified: Highland Long/Short Equity Fund (the “Long/Short Equity Fund”), Highland Long/Short Healthcare Fund (the “Long/Short Healthcare Fund”) and Highland Floating Rate Opportunities Fund (the “Floating Rate Opportunities Fund”) (each a “Fund” and, collectively, the “Funds”). On March 22, 2010, the Board of Trustees approved a change in the fiscal year end of Long/Short Equity Fund and Long/Short Healthcare Fund from August 31 to June 30.
On June 13, 2011, the Floating Rate Opportunities Fund issued 62,989,733 shares and 50,429,439 shares in exchange for 62,989,733 shares of the Highland Floating Rate Advantage Fund (“Floating Rate Advantage Fund”) and 53,602,884 shares of the Highland Floating Rate Fund (“Floating Rate Fund”), respectively. The beginning net assets on such date of the Floating Rate Opportunities Fund, Floating Rate Advantage Fund and Floating Rate Fund were $0, $441,501,360 and $353,461,456, respectively (see Note 14).
Investment Objectives
The investment objectives of the Funds are as follows:
Long/Short Equity Fund. To seek consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.
Long/Short Healthcare Fund. To seek long-term capital appreciation.
Floating Rate Opportunities Fund. To provide a high level of current income consistent with preservation of capital.
Fund Shares
Each Fund is authorized to issue an unlimited number of transferable shares of beneficial interest with a par value of $0.001 per share (each a “Share” and, collectively, the “Shares”). The Funds currently offer Class A, Class C and Class Z Shares. Class A Shares are sold with a front-end sales charge. Class A and Class C Shares may be subject to a contingent deferred sales charge. Class Z Shares are sold only to certain eligible investors. Certain share classes have their own sales charge and bear class specific expenses, which include distribution fees and service fees.
The Floating Rate Opportunities Fund does not sell Class B Shares to new and existing investors, except that existing Class B Share investors may still reinvest distributions in Class B Shares until such time as those shares are converted to Class A Shares. Class B Shares automatically convert to Class A Shares after eight years.
At June 30, 2011, Highland Capital Management L.P. (the “Investment Adviser”) owned 21.37% of the total shares outstanding of the Long/Short Healthcare Fund.
Note 2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Valuation of Investments
In computing each Fund’s net assets attributable to Common Shares, securities with readily available market quotations use those quotations for valuation. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Funds’ loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined generally have the capability to provide appropriate pricing services and have been approved by the Trustees.
Securities for which market quotations are not readily available and for which the Funds have determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (including when events that occur between the time when market price is determined and calculation of the Funds’ net asset value materially affect the value of securities), will be valued by the Funds at fair value, as determined by the Funds’ Board of Trustees (the “Board”) or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Funds’ net asset value will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being
Annual Report | 45

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2011	Highland Funds I
determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their net asset values. Determination of fair value is uncertain because it involves subjective judgments and estimates not easily substantiated.
There can be no assurance that the Funds’ valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term debt investments, that is, those with a remaining maturity of 60 days or less, are valued at cost adjusted for amortization of premium and accretion of discounts, a method of valuation which approximates market values. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.
Fair Value Measurements:
The Funds have performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.
The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans and bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.
The fair value of the Funds’ common stocks, preferred stocks and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.
For investments which do not have readily available quotations or are not priced by a pricing service or broker, the Fund will determine the investments fair value, as determined by the Board or its designee in accordance with procedures approved the Board, taking into account relevant factors. These factors include: 1) fundamental analytical data relating to the investment, 2) the nature and duration of restrictions on disposition of the securities and 3) an evaluation of the forces that influence the market in which the investment is purchased and sold.
At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
46 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2011	Highland Funds I
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value each Fund’s assets as of June 30, 2011 is as follows:

			Level 2 Other	Level 3
	Total Market	Level 1	Significant	Significant
	value at	Quoted	Observable	Unobservable
	06/30/11	Prices	Inputs	Inputs
Long/Short Equity Fund
Assets
Investments in Securities*	$375,975,295	$375,975,295	$—	$—

Total	$375,975,295	$375,975,295	$—	$—

Liabilities
Short Sales*	$(148,158,957)	$(148,158,957)	$—	$—

Total	$(148,158,957)	$(148,158,957)	$—	$—

Long/Short Healthcare Fund
Assets
US Senior Loans	$800,000	$—	$—	$800,000
Common Stocks			—	—
Consumer Discretionary	304,439	304,439	—	—
Consumer Staples	1,061,500	1,061,500	—	—
Healthcare
Biotechnology	10,759,605	10,759,605	—	—
Healthcare Distributors	726,720	726,720	—	—
Healthcare Equipment	4,018,333	2,095,796	—	1,922,537
Healthcare Facilities	1,575,356	1,575,356	—	—
Healthcare Services	1,297,701	1,297,701	—	—
Healthcare Technology	1,001,518	1,001,518	—	—
Life Sciences Tools & Services	2,781,209	2,781,209	—	—
Managed Healthcare	9,291,398	9,291,398	—	—
Medical Equipment	510,161	510,161	—	—
Pharmaceuticals	6,008,273	6,008,273	—	—

Purchased Options by Risk Category Equity Contracts	$196,660	$196,660	$—	$—

Warrants by Risk Category
Equity Contracts	$986,912	$—	$—	$986,912

Total	$41,319,785	$37,610,336	$—	$3,709,449

Liabilities
Short Sales*	$(25,614,819)	$(25,614,819)	$—	$—

Total	$(25,614,819)	$(25,614,819)	$—	$—

Floating Rate Opportunities Fund
Assets
Senior Loans*	$731,186,250	$—	$493,560,566	$237,625,684
Asset Backed Securities	50,772,130	—	—	50,772,130
Corporate Bonds	25,528,075	—	25,528,075	—
Common Stocks
Broadcasting	48,826,400	—	—	48,826,400
Chemicals	185,775	—	—	185,775
Diversified Media	54,133	—	—	54,133
Energy	2,516,144	—	—	2,516,144
Gaming/Leisure	11,415,175	—	—	11,415,175
Healthcare	2,070,310	—	—	2,070,310
Housing	264,299	—	—	264,299
Media/Telecommunications	11,289,060	—	—	11,289,060
Metals/Minerals	1,811,600	—	—	1,811,600
Telecommunication	1,661,208	1,661,208	—	—
Utility	221,773	—	—	221,773

Other	$2,774,331	$—	$—	$2,774,331

Warrants by Risk Category
Equity Contracts	$39,200	$—	$—	$39,200

Other Financial Instruments*
Foreign Exchange Contracts	$1,981,514	$—	$1,981,514	$—

Total	$892,597,377	$1,661,208	$521,070,155	$369,866,014

Liabilities
Other Financial Instruments*
Foreign Exchange Contracts	$(386,479)	$—	$(386,479)	$—

Total	$(386,479)	$—	$(386,479)	$—

*	Please refer to the Investment Portfolio for industry breakout.
Annual Report | 47

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2011	Highland Funds I
The table below sets forth a summary of changes in the Long/Short Healthcare Fund’s and the Floating Rate Opportunities Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended June 30, 2011. The Long/Short Equity Fund had no Level 3 assets as of June 30, 2010 or June 30, 2011.

				Net
	Balance			Amortization	Net	Net			Balance
	as of	Transfers	Transfers	(Accretion) of	Realized	Unrealized			as of
	June 30,	into	Out	Premium/	Gains/	Gains/	Net	Net	June 30,
	2010	Level 3	of Level 3	(Discount)	(Losses)	(Losses)	Purchase	(Sales)	2011
Long/Short Healthcare Fund
Common Stocks
Healthcare Equipment	$1,890,495	$—	$—	$—	$—	$32,042	$—	$—	1,922,537
Warrants
Healthcare	—	—	—	—	—	986,912	—	—	986,912
Debt
Senior Loans	—	—	—	—	—	—	800,000	—	800,000

	$1,890,495	$—	$—	$—	$—	$1,018,954	$800,000	$—	3,709,449

Floating Rate Opportunities Fund
Common Stocks
Broadcasting	$20,709,545	$—	$—	$—	$—	$12,159,181	$15,957,674	$—	$48,826,400
Chemicals	1,548,000	—	—	—	8,942	(340,831)	196,711	(1,227,047)	185,775
Diversified Media	—	—	—	—	—	(3,075,279)	3,129,412	—	54,133
Energy	1,382,152	—	—	—	—	1,133,585	407	—	2,516,144
Gaming/Leisure	1,089,655	—	—	—	—	(264,680,119)	275,005,639	—	11,415,175
Healthcare	—	3,301,635	—	—	—	(5,448,531)	4,217,206	—	2,070,310
Housing	—	—	—	—	—	(865,194)	1,129,493	—	264,299
Media/Telecommunications	—	—	—	—	—	(10,556,628)	21,845,688	—	11,289,060
Metals/Minerals	962,147	—	—	—	1,428,784	893,789	810,280	(2,283,400)	1,811,600
Transportation	380,896	—	—	—	(885,315)	962,249	—	(457,830)	—
Utility	68,953	—	—	—	—	(657,658)	810,478	—	221,773
Warrants
Broadcasting	16,191	—	—	—	—	10,446	12,563	—	39,200

Debt
Senior Loans	157,813,097	86,835,243	(16,608,288)	146,807	(58,559,226)	102,177,534	201,620,757	(233,025,909)	240,400,015
Asset-Backed Securities	20,575,943	—	—	—	—	8,214,503	21,981,684	—	50,772,130
Claims	57,563	—	—	—	(30,909,007)	30,916,536	—	(65,092)	—

	$204,604,142	$90,136,878	$(16,608,288)	$146,807	$(88,915,822)	$(129,156,417)	$546,717,992	$(237,059,278)	$369,866,014

The net unrealized gains presented in the table above relate to investments that were held at June 30, 2011. The Funds present these unrealized gains on the Statement of Operations as net change in unrealized appreciation/(depreciation) on investments.
Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. Determination of fair values is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.
Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the year ended June 30, 2011, a net amount of $90,136,878 of the Fund’s portfolio investments was transferred to Level 3 from Level 2 and a net amount of $16,608,288 of the Fund’s portfolio investments was transferred to Level 2 from Level 3. Determination of fair values is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.
48 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2011	Highland Funds I
Security Transactions
Security transactions are accounted for on the trade date. Cost and gains/(losses) are determined based upon the specific identification method for both financial statement and U.S. federal income tax purposes.
Cash and Cash Equivalents
The Funds consider liquid assets deposited with a bank, money market funds, and certain short term debt instruments with maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U. S. dollars on the date of the statement of assets and liabilities.
Short Sales
The Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. Cash held as collateral for short sales is classified as restricted cash on Long/Short Equity Fund’s and Long/Short Healthcare Fund’s Statement of Assets and Liabilities. Restricted cash in the amount of $55,000,000 is held with the broker for the Long/Short Equity Fund. Restricted cash in the amount of $125,977,025 for the Long/Short Equity Fund and $17,793,301 for the Long/Short Healthcare Fund is held in each Fund’s segregated account at PFPC Trust Company, the Funds’ custodian. Additionally, securities valued at $33,761,575 were posted in the Long/Short Healthcare Fund’s segregated accounts as collateral.
At June 30, 2011 the Floating Rate Opportunities Fund did not have any securities sold short.
Options
The Funds may utilize options on securities or indexes to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Funds may hold options, write option contracts, or both.
If an option written by a Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.
The Long/Short Equity Fund had written calls to provide leveraged short exposure, and purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategy of the Fund.
The Long/Short Healthcare Fund had purchased options to provide leveraged long exposure to the underlying equity, which is consistent with the investment strategy of the Fund.
At June 30, 2011, the Floating Rate Opportunities Fund did not hold any written or purchased options.
Foreign Currency
Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Forward Foreign Currency Contracts
In order to minimize the movement in NAV resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Floating Rate Opportunities Fund may enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time the contract is initiated. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather
Annual Report | 49

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2011	Highland Funds I
allow the Fund to establish a rate of exchange for a future point in time. Forwards involve counterparty credit risk to the Floating Rate Opportunities Fund because the forwards are not exchange traded and there is no clearinghouse to guarantee forwards against default. During the year ended June 30, 2011, the open values of the Fund’s forward foreign currency contracts were AUD 12,720,620, EUR 34,065,043 and GBP 27,916,822 and the closed values were AUD 9,926,269 EUR 80,528,191 and GBP 75,240,825.
Financial Instruments
The Funds adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose: a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for and c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.
The fair value of derivative instruments on the Statement of Assets and Liabilities, have the following risk exposure at June 30, 2011.

	Fair Value
Risk Exposure	Asset Derivatives	Liability Derivatives
Long/Short Healthcare Fund
Equity Price Risk	$1,183,572	$—
Floating Rate Opportunities Fund
Equity Price Risk	$39,200	$—
Foreign Exchange Risk	$1,981,514	$386,479
The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2011 was as follows:

			Net
	Net		Change in Unrealized
	Realized Gain (Loss)		Appreciation/(Depreciation)
Risk Exposure	on Derivatives		on Derivatives
Long/Short Equity Fund
Equity Price Risk	$(1,004,496	)(1)	$(96,504	)(3)
Long/Short Healthcare Fund
Equity Price Risk	$(947,625	)(1)	$(98,550	)(3)
Floating Rate Opportunities Fund
Equity Price Risk	$124	(1)	$—
Foreign Exchange Risk	$(4,557,303	)(2)	$(5,893,736	)(4)

(1)	Statement of Operations location: Net realized gain/(loss) on written options, and purchased options.

(2)	Statement of Operations location: Net realized gain/(loss) on foreign currency transactions.

(3)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on written options and investments.

(4)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on foreign currency transactions and on translation of Assets and Liabilities denominated in foreign currency.
For the year ended June 30, 2011, each Fund’s average volume of derivatives is as follows:

			Floating Rate
	Long/Short	Long/Short	Opportunities
Derivatives	Equity Fund	Healthcare Fund	Fund
Rights (Units)	3,185,386	—	—
Warrants (Units)	—	957,552	535,664
Purchased Options (Contracts)	3,080	1,115	—
Written Options (Contracts)	550	121	—
Forward Contracts Sold (Appreciation)	—	—	$1,114,288
Income Recognition
Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums of debt instruments.
Determination of Class Net Asset Values
All income, expenses (other than distribution fees and service fees, which are class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains/(losses) are allocated to each class of shares of each Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains/(losses) are allocated based on the relative net assets of each class.
U.S. Federal Income Tax Status
Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Funds intend to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.
Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Distributions to Shareholders
The Funds intend to pay distributions from net investment income, if any, on an annual basis. The Funds intend to pay net realized capital gains, if any, on an annual basis.
50 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2011	Highland Funds I
Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within each Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and sub-custodian bank, respectively, and does not include cash posted as collateral in the segregated account or with the broker-dealers.
Note 3. U.S. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.
Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
For the period ended June 30, 2011, permanent differences chiefly resulting from net investment losses, dividends on short sales, disallowed blue sky fees, partnership holdings, and the attributes relating to fund mergers were identified and reclassified among the components of the Funds’ net assets as follows:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-In
Fund	Income	Gain (Loss)	Capital
Long/Short Equity Fund	$7,547,026	$(7,547,026)	$—
Long/Short Healthcare Fund	286,942	(286,942)	—
Floating Rate Opportunities Fund	(7,657,572)	(118,578,573)	126,236,145
The tax character of distributions paid during the year ended June 30, 2011, the ten months ended June 30, 2010 and the year ended August 31, 2009 were as follows:

		Distributions
		paid from:	Distributions
	Ordinary	Long-Term	in	Return of
Fund	Income*	Capital Gains	Excess	Capital
Long/Short Equity Fund
2011	$9,979,551	$—	$—	$—
2010	1,326,019	84,619	—	—
2009	—	—	17,550	—
Long/Short Healthcare Fund
2011	485,727	194,575	—	—
2010	—	—	—	—
2009	73,499	—	—	—
Floating Rate Opportunities Fund 2011	—	—	—	—

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
As of June 30, 2011, the Funds’ tax year end, the components of distributable earnings on a tax basis were as follows:

	Accumulated			Net
	Capital and	Undistributed	Undistributed	Unrealized
	Other	Ordinary	Long-Term	Appreciation/
Fund	Losses	Income	Capital Gains	(Depreciation)*
Long/Short Equity Fund	$(207,390)	$3,683,172	$—	$8,015,130
Long/Short Healthcare Fund	(151,049)	4,602,854	—	2,372,607
Floating Rate Opportunities Fund	(839,272,295)	—	—	(571,980,919)

*	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sale, premium amortization, and other adjustments.
For the year ended June 30, 2011, The Floating Rate Opportunity Fund had capital loss carryforwards, which will expire in the indicated years:

	Capital Loss		Expiration
	Carryforwards		Date
	(8,394,093)	*	2015
	(232,159,979)	*	2016
	(450,912,670)	*	2017
	(143,999,490)	*	2018
	(3,806,063)	*	N/A	**

Total	$(839,272,295)

*	These capital loss carryforward amounts were acquired in the reorganizations (see Note 14) and are available to offset future capital gains of Floating Rate Opportunities Fund. Floating Rate Opportunities Fund ability to utilize the capital loss carryforwards is limited under Internal Revenue Service regulations. $247,206,307 in losses were written off due to limitations.

**	On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modifies several of the Federal income and excise tax provisions related to RICs. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.
For the year ended June 30, 2011 there were no capital loss carryforwards for the Long/Short Equity Fund and the Long/Short Healthcare Fund.
Annual Report | 51

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2011	Highland Funds I
Unrealized appreciation and depreciation at June 30, 2011, based on cost of investments for U.S. federal income tax purposes, was:

			Net
	Gross	Gross	Appreciation/
Fund	Appreciation	Depreciation	(Depreciation)*	Cost
Long/Short Equity Fund	$11,910,570	$3,097,762	$8,812,808	$367,162,487
Long/Short Healthcare Fund	2,421,576	(756,424)	1,665,152	39,654,633
Floating Rate Opportunities Fund	30,857,393	(604,526,023)	(573,668,630)	1,464,284,493

*	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sale, premium amortization, and other adjustments
Post-October Losses
Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended June 30, 2011, the Funds elected to defer the following losses incurred from November 1, 2010 through June 30, 2011:

	Realized	Currency
Fund	Capital Losses	Losses
Long/Short Equity Fund	$202,945	$4,445
Long/Short Healthcare Fund	150,737	312
Floating Rate Opportunities Fund	—	—
Note 4. Advisory, Administration, Service and Distribution, Trustee, and Other Fees
Investment Advisory Fees and Subadvisory Fees
The Investment Adviser receives from the Long/Short Equity Fund and the Long/Short Healthcare Fund monthly investment advisory fees, computed and accrued daily based on the Average Daily Managed Assets of each Fund, at the annual rate of 2.25% and 1.00%, respectively.
The Long/Short Healthcare Fund and the Investment Adviser, have entered into a sub-advisory agreement with Cummings Bay Capital Management, L.P. The Fund pays sub-advisory fees to Cummings Bay Capital Management, L.P. at an annual rate of 0.50% of the Average Daily Managed Assets of the Fund.
The Investment Adviser receives from the Floating Rate Opportunities Fund monthly investment advisory fees, computed and accrued daily, based on an annual rate of 0.65% of the Fund’s Average Daily Managed Assets for the first $1 billion, 0.60% of the Fund’s Average Daily Managed Assets for the next $1 billion and 0.55% of the Fund’s Average Daily Managed Assets over $2 billion.
“Average Daily Managed Assets” of a Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).
Administration Fees
The Investment Adviser provides administrative services to each Fund. For its services, the Investment Adviser receives a monthly administration fee, computed and accrued daily, at the annual rate of 0.20% of each Fund’s Average Daily managed net assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”). The Investment Adviser pays BNY Mellon directly for these sub-administration services.
Service and Distribution Fees
BNY Mellon Distributors Inc. (the “Underwriter”) serves as the principal underwriter and distributor of each Fund’s shares. The Underwriter receives the front-end sales charge imposed on the sale of Class A Shares and the contingent deferred sales charge (“CDSC”) imposed on certain redemptions of Class A and Class C Shares. For the period ended June 30, 2011, the Underwriter received $75,710, $19,613 and $184 of front end sales charges for Class A Shares of the Long/Short Equity Fund, the Long/Short Healthcare Fund and the Floating Rate Opportunities Fund, respectively. The Underwriter also received $17,663, $1,151 and $466 of CDSC for Class C Shares of the Long/Short Equity Fund, the Long/Short Healthcare Fund and the Floating Rate Opportunities Fund, respectively.
The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for Class A Shares, Class B Shares and Class C Shares of the Funds, which requires the payment of a monthly service fee to the Underwriter at an annual rate of the average daily net assets of each class as follows:

	Class A	Class B	Class C
Fund	Shares	Shares	Shares
Long/Short Equity Fund	0.35%	—	1.00%
Long/Short Healthcare Fund	0.35%	—	1.00%
Floating Rate Opportunities	0.35%	0.70%	0.85%
For the year end June 30, 2011, the distribution fees and services fees, which are included on the Statement of Operations for each class, were as follows:
52 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2011	Highland Funds I

	Long/Short	Long/Short	Floating Rate
	Equity	Healthcare	Opportunities
Fund	Fund	Fund	Fund
Distribution Fees:
Class A	$251,079	$11,649	$175,567
Class B	—	—	62,149
Class C	549,222	17,104	1,835,086
Service Fees:
Class A	627,697	29,125	438,917
Class B	—	—	34,527
Class C	183,074	5,701	764,619
Expense Limits and Fee Reimbursements
For the Long/Short Equity Fund, the Investment Adviser voluntarily has agreed to waive a portion of its advisory fee in an amount equal to 1.25% of the Fund’s Average Daily Managed Assets. This waiver may be terminated at any time by the Investment Adviser on fourteen days written notice to shareholders.
For the Long/Short Healthcare Fund, the Investment Adviser voluntarily has agreed to waive all of its advisory fee and 0.19% of its administration fee. The waiver may be terminated at any time by the Investment Adviser upon seven days’ written notice to shareholders.
For the year ended June 30, 2011 the Investment Adviser waived $4,807,227 and $236,727 for the Long/Short Equity Fund and the Long/Short Healthcare Fund, respectively, and the administrator waived $44,978 for the Long/Short Healthcare Fund.
Fees Paid to Officers and Trustees
Each Trustee who is not an “interested person” of the Funds as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser as of the date of this report.
The Funds pay no compensation to their one interested Trustee or any of their officers, all of whom are employees of the Investment Adviser.
Note 5. Redemption Fees
The Funds impose a 2.00% redemption fee on all Class A, Class B, Class C and Class Z Shares that are redeemed or exchanged within two months or less after the date of purchase. The fee is calculated based on the shares’ aggregate net asset value on the date of redemption, is allocated back to each class based on relative net assets and is deducted from the redemption proceeds on the Statement of Changes in Net Assets. The redemption fee is not a sales charge and is retained by the Funds. For the year ended June 30, 2011, the Funds had collected the following redemption fees:

	Redemption Fee Amount
Fund	Class A	Class C	Class Z
Long/Short Equity Fund	$70,198	$20,862	$12,792
Long/Short Healthcare Fund	450	97	441
For the year ended June 30, 2011 there were no redemption fees charged on the Floating Rate Opportunities Fund.
Note 6. Portfolio Information
For the year ended June 30, 2011, the cost of purchases and the proceeds from sales of the Funds’ portfolio securities (excluding short-term investments) amounted to the following:

	Purchases		Sales
	U.S.		U.S.
Fund	Government*	Other	Government*	Other
Long/Short Equity Fund	$—	$1,865,034,486	$—	$1,736,964,730
Long/Short Healthcare Fund	—	400,030,197	—	375,367,393
Floating Rate Opportunities Fund	—	663,372,426	—	822,476,616

*	The Funds did not have any purchases or sales of U.S. Government Securities for the year ended June 30, 2011.
Note 7. Periodic Repurchase Offers
Prior to the Reorganization (see Note 14), the predecessor fund to the Floating Rate Opportunities Fund (the “Predecessor Fund”) had adopted a policy to offer each fiscal quarter to repurchase a specified percentage (between 5% and 25%) of the shares then outstanding at the Predecessor Fund’s NAV (“Repurchase Offers”). Repurchase Offers were scheduled to occur on or about the 15th day (or the next business day if the 15th is not a business day) in the months of February, May, August and November. It was anticipated that the date on which the repurchase price of shares was determined (the “Repurchase Pricing Date”) was the same date as the deadline for shareholders to provide their repurchase requests to the Distributor (the “Repurchase Request Deadline”), and if so, the Repurchase Request Deadline was set for a time no later than the close of regular trading on the New York Stock Exchange on such date. The Repurchase Pricing Date occurred no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day was not a business day. Repurchase proceeds were paid to shareholders no later than seven days after the Repurchase Pricing Date. If shareholders tendered for repurchase more than the Repurchase Offer amount for a given Repurchase Offer, the Predecessor Fund repurchased an additional amount of shares of up to 2% of the shares outstanding on the Repurchase Request Deadline.
For the year ended June, 2011, there were four Repurchase Offers. In each of the August 2010, November 2010, February 2011 and May 2011 Repurchase Offers, the Fund offered to repurchase 9.0% of its outstanding shares. In the
Annual Report | 53

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2011	Highland Funds I
August 2010, November 2010, February 2011 and May 2011 Repurchase Offers, 9.0%, 10.5%, 9.6% and 6.9% respectively, of shares outstanding were repurchased. In connection with each Repurchase Offer, the Fund repurchased an additional 0.0%, 1.5%, 1.4% and 0.0%, respectively, of the shares outstanding on the Repurchase Request Deadline to accommodate the shareholder repurchase requests. Repurchase Offers for the year ended June 30, 2011 are included in the Share Transactions in the Statement of Changes in Net Assets.
Note 8. Securities Lending
Each Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. As a matter of policy, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to a Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. As of June 30, 2011, the market value of securities loaned by the Long/Short Equity Fund and the Long/Short Healthcare Fund was $59,939,396 and $1,231,906, respectively. The loaned securities on the Long/Short Equity Fund and the Long/Short Healthcare Fund were secured by cash collateral of $61,312,969 and $1,301,619, respectively, which was invested in the PNC Bank Money Market Portfolio.
Note 9. Credit Agreement
Effective September 1, 2010, The Floating Rate Advantage Fund (“Advantage’) entered into a $225,000,000 credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company. Concurrent with executing this agreement, Advantage paid an upfront fee of $225,000. Because of the Reorganization, the $225,000 fee was fully amortized as of June 13, 2011 and is included in the Statement of Operations along with $661,096 in upfront fees from a previous credit agreement. The interest expense of $2,140,663 related to the Credit Agreement is also included in the Statement of Operations.
On June 13, 2011, as part of the Reorganization (see Note 14), Highland Floating Rate Opportunities Fund entered into a new $225,000,0000 credit agreement (the “New Credit Agreement”) with State Street Bank and Trust Company. The Credit Agreement was paid off through borrowings on the New Credit Agreement on June 13, 2011. At June 30, 2011, Highland Floating Rate Opportunities Fund had borrowings under the New Credit Agreement of $135,000,000, secured by substantially all of the assets in the portfolio, including cash and cash equivalents. Interest is charged at a rate equal to the adjusted LIBOR plus 1.25% per annum based on the outstanding borrowings. In addition, a commitment fee on the unutilized commitment amount of 0.15% per annum is charged. Included in the Statement of Operations is $93,795 of interest expense related to the New Credit Agreement.
The average daily loan balance was $134,689,850 at a weighted average interest rate of 1.68%, excluding any commitment fee, for the year ended June 30, 2011. As of June 30, 2011, the fair value of the outstanding New Credit Agreement was estimated to be $136,269,421. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 1 year risk free rate.
The Floating Rate Opportunities Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the New Credit Agreement and the Fund is required to maintain 300% asset coverage under Section 18(a) of the 1940 Act. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Floating Rate Opportunities Fund’s debt outstanding and asset coverage was as follows:

		% of Asset
		Coverage
	Total Amount	of
Date	Outstanding	Indebtedness
06/30/2011	$135,000,000	659.9%

06/30/2010	115,000,000	606.0

08/31/2009	181,000,000	465.8

08/31/2008	511,000,000	409.3

08/31/2007	960,000,000	400.5

08/31/2006	335,000,000	729.2
Note 10. Unfunded Loan Commitments
As of June 30, 2011, the Floating Rate Opportunities Fund had unfunded loan commitments of $11,473,466, which could be extended at the option of the borrower, as detailed below:

Unfunded
Loan
Borrower	Commitment
Broadstripe, LLC	$4,695,578
LLV Holdco, LLC	3,777,888
Sorenson Communication	2,000,000
Water PIK, Inc.	1,000,000

$11,473,466

Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Fund’s valuation policies. Any applicable unrealized gain/(loss) and
54 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2011	Highland Funds I
unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively. As of June 30, 2011, the Floating Rate Opportunities Fund recognized net discount and unrealized depreciation on unfunded transactions of $84,138. The net change in unrealized appreciation on unfunded transactions of $3,272,458 is recorded in the Statement of Operations.
Note 11. Affiliated Issuers
Under Section 2 (a) (3) of the 1940 Act, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its outstanding voting securities. The Long/Short Healthcare Fund held at least five percent of the outstanding voting securities of the following company during the period ended June 30, 2011:

	Shares at	Market Value	Market Value
	June 30,	June 30.	June 30.
Issuer	2011	2010	2011
Genesys Ventures IA, L.P.	1,068,076	$1,890,495	$1,922,537

	1,068,076	$1,890,495	$1,922,537

The Floating Rate Opportunities Fund held at least five percent of the outstanding voting stock of the following companies as of June 30, 2011:

	Par Value at	Shares at	Market Value
	June 30,	June 30,	June 30,	June 30,
Issuer	2011	2011	2010	2011
CCS Medical, Inc. (Senior Loans)	$42,188,259	—	$22,504,068	$34,139,565
CCS Medical, Inc. (Common Stock)	—	207,031	3,301,635	2,070,310
ComCorp Broad casting, Inc. (Senior Loans) *	5,978,236	—	2,557,191	5,590,846
Communications Corp. of America (Common Stock)	—	304,726	—	—
LLV, Holdco, LLC (Senior Loans)	5,445,737	—	—	5,391,280
LLV, Holdco, LLC (Common Stock)	—	34,992	—	10,222,514
LLV, Holdco, LLC (Warrants)	—	13,941	—	—
Young Broadcasting, Inc. (Senior Loans)	10,471,561	—	6,141,748	10,580,622
Young Broadcasting, Inc. (Common Stocks)	—	17,438	20,709,545	48,826,400
Young Broadcasting, Inc. (Warrants)	—	14	16,191	39,200

	$64,083,793	578,142	$55,230,378	$116,862,737

*	Company is a wholly owned subsidiary of Communications Corp. of America.
Note 12. Indemnification
The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Note 13. Disclosure of Significant Risks and Contingencies
Counterparty Credit Risk
Counterparty credit risk is the potential loss a Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty credit risk is measured as the loss a Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because a Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, a Fund may be exposed to the credit risk of its counterparties. To limit the counterparty credit risk associated with such transactions, a Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.
Non-Diversification Risk
Due to the nature of each Fund’s investment strategy and its non-diversified status, it is possible that a material amount of a Fund’s portfolio could be invested in the securities of one or a few issuers. Investing a significant portion of a Fund’s portfolios in any one or a few issuers may result in the Fund’s shares being more sensitive to the economic results of those few issuers.
Hedging Transactions Risk
Each Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Investment Adviser will elect to use a hedging strategy at a time when it is advisable.
Illiquid and Restricted Securities Risk
Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Funds, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased.
Annual Report | 55

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2011	Highland Funds I
Short Selling Risk
Short sales by the Funds that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Funds to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Funds may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
Options Risk
There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.
When a Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.
When a Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.
Non-Payment Risk
Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the NAV of the Fund.
Credit Risk
The Floating Rate Opportunities Fund invests all or substantially all of its assets in Senior Loans of other securities that are rated below investment grade and unrated Senior Loans of comparable quality. Investments rated below investment grade are commonly referred to as “high yield securities” or “junk securities”. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Investments in high-yield securities may result in greater NAV fluctuation than if the Fund did not make such investments.
Leverage Risk
Each of the Funds may use leverage in their investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Funds purchase securities with borrowed funds, their net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Funds’ use of leverage would result in a lower rate of return than if the Funds were not leveraged.
Currency Risk
A portion of the Floating Rate Opportunities Fund assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
Non-U.S. Securities Risk
Each of the Funds may invest in non-U.S. securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments;
56 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2011	Highland Funds I
different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.
Forward Currency Contracts Risk
The Floating Rate Opportunities Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use forward contracts to gain exposure to, or hedge against, changes in the value of foreign currencies. A forward contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, daily fluctuations in the value of the contract are recorded for financial statement purposes as unrealized gains or losses by the Fund. At the expiration of the contracts the Fund realizes the gain or loss. Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the forward contracts and may realize a loss. Forwards involve counterparty credit risk to the Fund because forwards are not exchange traded and there is no clearinghouse to guarantee the forwards against default.
Industry Concentration Risk
The Long/Short Healthcare Fund has a policy of investing primarily in securities issued by healthcare companies, which makes the Fund susceptible to economic, political or regulatory risks or other occurrences associated with the healthcare industry.
Note 14. Reorganization of Highland Floating Rate Fund and Highland Floating Rate Advantage Fund into Highland Floating Rate Opportunities Fund
On February 21, 2011, the Board of Trustees approved an agreement and plan of reorganization (the “Agreement”) which provided for the transfer of all of the assets and liabilities of the Floating Rate Advantage Fund and the Floating Rate Fund (collectively, the “Acquired Funds”) into the Floating Rate Opportunities Fund (the “Reorganization”). The Floating Rate Opportunities Fund was created in anticipation of the Reorganization. Shareholders of each of the Acquired Funds approved the Reorganization at a joint meeting held on May 23, 2011. The primary purpose of the Reorganization was to provide greater liquidity to the shareholders of the Acquired Funds. The tax-free Reorganization was completed on June 13, 2011. The cost of the reorganization was $641,470, of which 57% and 43% was paid by the Floating Rate Advantage Fund and the Floating Rate Fund, respectively. For financial reporting purposes, assets received and shares issued by the Floating Rate Opportunities Fund were recorded at fair value; however, for tax purposes, the cost basis of the investments received from the Acquired Funds was carried forward to align ongoing reporting of the Floating Rate Opportunities Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Using the facts and circumstances of the Reorganization, it was determined that the Floating Rate Advantage Fund would be the accounting survivor. The financial statements and historical information contained in the Financial Highlights and footnotes for Floating Rate Opportunities Fund reflect this determination.
The shares outstanding and net assets for each Share class of the Floating Rate Advantage Fund immediately before the Reorganization were:

Highland Floating	Net	Shares	Conversion
Rate Advantage Fund	Assets	Outstanding	Ratio
Class A	$152,005,518	21,683,600	1.0000
Class B	10,590,972	1,511,544	1.0000
Class C	260,755,064	37,203,278	1.0000
Class Z	18,149,806	2,591,311	1.0000
The shares outstanding for each Share class of the Floating Rate Fund immediately before the Reorganization and shares of the Floating Rate Opportunities Fund issued to Floating Rate Fund shareholders were:

Merged Fund		Highland
Highland		Floating Rate
Floating	Shares	Opportunities	Shares	Net Asset	Conversion
Rate Fund	Exchanged	Fund	Issued	Value	Ratio
Class A	18,720,164	Class A	17,615,566	$7.01	0.9410
Class B	1,354,869	Class B	1,273,780	$7.01	0.9402
Class C	30,496,942	Class C	28,687,427	$7.01	0.9407
Class Z	3,030,909	Class Z	2,852,666	$7.00	0.9412
The net assets and net unrealized appreciation/(depreciation) of Floating Rate Fund and Floating Rate Opportunities Fund immediately before the Reorganization were:

Merged Fund
Highland		Unrealized
Floating	Shares	Appreciation	Acquiring	Net Asset
Rate Fund	Exchanged	(Depreciation)	Fund	Value
Highland Floating Rate Fund	353,461,456	$233,892,251	Highland Floating Rate Opportunities Fund	$441,501,360
Annual Report | 57

NOTES TO FINANCIAL STATEMENTS (concluded)

June 30, 2011	Highland Funds I
The net assets and shares outstanding of the Floating Rate Opportunities Fund upon the completion of the Reorganization were:

Highland Floating	Net	Shares
Rate Opportunities Fund	Assets	Outstanding
Class A	$275,493,444	39,299,166
Class B	19,516,010	2,785,324
Class C	461,823,197	65,890,705
Class Z	38,130,164	5,443,977
Assuming the reorganization had been completed on July 1, 2010 the Floating Rate Opportunities Fund results of operations for the year ended June 30, 2011 would have been as follows:

Net investment income (loss)	$33,880,318
Net realized and unrealized gain (loss) on investments	$(178,621,241)
Net increase (decrease) in assets from operations	$(144,364,864)
Because the combined investment portfolios have been managed as a single portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Floating Rate Fund that have been included in the Floating Rate Opportunities Fund’s statement of operations since June 13, 2011.
Note 15: Legal Matters
Matters Relating to the Floating Rate Opportunities Fund’s (“FRO”) Investment in Broadstripe, LLC.
FRO, the Adviser, other accounts managed by the Adviser, and an unaffiliated investment manager are defendants in a lawsuit filed in Delaware Superior Court on November 17, 2008 (and subsequently amended to include FRO as a party) by WaveDivision Holdings, LLC and an affiliate, alleging causes of action stemming from the plaintiffs’ 2006 agreements with Millennium Digital Media Systems, LLC (“Millennium”) (now known as Broadstripe, LLC), pursuant to which Millennium had agreed, subject to certain conditions, to sell certain cable television systems to the plaintiffs. During the relevant period, FRO and other defendants managed by the Adviser held debt obligations of Millennium. As of December 31, 2010, FRO attributed total value to FRO’s investment in the Millennium revolving credit agreement and term loan, each of which is secured by a first lien, of an aggregate of approximately $17.9 million. The complaint alleges that the Adviser and an unaffiliated investment manager caused Millennium to terminate the contracts to sell the cable systems to the plaintiffs. The amended complaint seeks compensatory and punitive damages in an unspecified amount to be presented at trial, thus, FRO cannot predict the amount of a judgment, if any. FRO and other accounts managed by the Adviser have filed a motion for summary judgment seeking dismissal of the lawsuit. FRO first held Broadstripe, LLC securities following the occurrence of the events that gave rise to this lawsuit. The Adviser believes that FRO will be removed as a defendant in this lawsuit. In the event that the Adviser or other funds managed by the Adviser are eventually foundto be liable in this lawsuit, the Adviser believes that FRO would not be responsible for any share of such liability because FRO did not purchase Broadstripe, LLC securities until after the occurrence of the events that gave rise to this lawsuit. However, it is possible that the Adviser’s view may be incorrect. In addition, depending on the circumstances, under the investment advisory agreement the Adviser may be entitled to indemnification from FRO for its liabilities and expenses incurred in connection with this lawsuit. The Adviser and FRO intend to continue to defend this action vigorously.
In addition, FRO and other funds managed by the Adviser that held certain debt issued by Millennium are defendants in a complaint filed on May 8, 2009 by the official committee of unsecured creditors of Millennium and its affiliated debtors (collectively, the “Debtors”) in the United States Bankruptcy Court for the District of Delaware. The complaint alleges various causes of action against FRO, the Adviser and certain other funds managed by the Adviser and seeks various relief, including recharacterization and equitable subordination of the debt held by FRO and the other funds and recovery of certain payments made by the Debtors to FRO and the other funds. On December 8, 2010, FRO and the other defendants entered into a settlement agreement. Among other things, the settlement provides for the stay and dismissal of the claims asserted by the creditors committee. The settlement also creates a $3.3 million creditors fund for the benefit of general unsecured creditors and provides for the payment of $500,000 in previously incurred fees by counsel to the unsecured creditors’ committee. The settlement also establishes certain milestones relating to the filing of a plan of reorganization or a motion to sell all or substantially all the Debtors’ assets. In the event these milestones are not achieved by certain specified dates, any party to the settlement may petition the United States Bankruptcy Court for the District of Delaware to terminate the settlement for cause, in which case the litigation could recommence. If the settlement were terminated and the creditors committee were to succeed in its causes of action, all or a portion of FRO’s $17.9 million aggregate investment amount in Millennium may not be recoverable.
Matters Relating to FRO’s Investment in TOUSA, Inc.
FRO is one of numerous defendants (“Lenders”) that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida (the “Court”). The action, entitled In re Tousa Inc., et al., was filed on July 15, 2008, by the Official Committee of Unsecured Creditors of TOUSA, Inc. and its affiliates (the “Plaintiff “), which are home building companies to which the Lenders loaned money through different lending facilities. Plaintiff alleges that monies used to repay the Lenders should be voided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were forced
58 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2011	Highland Funds I
to become co-borrowers and guarantors of the monies used to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value when they transferred the proceeds to repay the Lenders. Plaintiff seeks to void the transfers and other equitable relief. FRO and other Funds and accounts managed by the Investment Adviser and the other Lenders are named as defendants in two separate lending capacities; first, as lenders in a credit agreement (the “Credit Lenders”); and second, as lenders in a term loan (the “Term Loan Lenders”). The case went to trial, which concluded in August 2009. On October 13, 2009, the Bankruptcy Court ruled for the Plaintiff in the action and ordered the Defendants to return the proceeds received from the pay-off of the term loan at par on July 31, 2007. The proceeds received by FRO totaled $4,000,000. Additionally, the court ordered the Defendants to pay simple interest on the amount returned at an annual rate of 9%.
In November 2009, FRO and other Defendants filed appealed the decision from the Bankruptcy Court to the District Court. On December 22, 2009, FRO posted $5,310,479 (“Security”) with the Court. This amount is recorded in the Statement of Assets and Liabilities and the Statement of Operations. On February 11, 2011, the District Court entered an order quashing all liability of the Lenders and declaring the remedies against the Lenders null and void. Plaintiff subsequently appealed to the Eleventh Circuit Court of Appeals, and such appeal still is pending. FRO’s posted Security will be released upon a final appellate ruling.
Note 16. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund’s through the date the financial statements were issued, and has determined that there were the following subsequent events:
Effective July 18, 2011, The Bank of New York Mellon succeeded PFPC Trust Company as Custodian to the Funds.
Annual Report | 59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of Highland Funds I (the “Trust”):
In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Highland Long/Short Equity Fund, Highland Long/ Short Healthcare Fund (formerly, Highland Healthcare Fund) and Highland Floating Rate Opportunities Fund (constituting Highland Funds I, hereafter referred to as the “Trust”) at June 30, 2011, and the results of each of their operations and their cash flows for the year then ended, the changes in each of their net assets for the year ended June 30, 2011 and the ten months ended June 30, 2010, and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at June 30, 2011 by correspondence with the custodian, brokers, and banks with whom the Trust owns assignments in loans, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Dallas, Texas
August 25, 2011
60 | Annual Report

ADDITIONAL INFORMATION (unaudited)

June 30, 2011	Highland Funds I
Tax Information
For shareholders that do not have a June 30, 2011 tax year end, this notice is for informational purposes only. For shareholders with an June 30, 2011 tax year end, please consult your tax adviser a to the pertinence of this notice. For the fiscal year ended June 30, 2011, the following Funds are designating the following items with regard to distributions paid during the year.

		Qualified	Qualifying
		Dividends and	Dividend
		Corporate	Income
	Long-Term	Dividends	(15% tax	Qualifying
	Capital Gain	Received	rate for	Interest
	Designation	Deduction	QDI)	Income
Long/Short Equity Fund	$—	8.01%	8.31%	—%
Long/Short Healthcare Fund	194,575	15.39	21.50	—
Floating Rate Opportunities Fund	—	—	—	100 *

*	The Floating Rate Opportunity Fund (as well as the Acquired Floating Rate and Floating Rate Advantage Funds) hereby designate as qualified interest income distributions 100.00% of ordinary income distributions for the twelve months ended June 30, 2011.
Additional Portfolio Information
The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Funds are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Funds, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Funds and one or more of such other accounts are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Funds and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Funds and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Funds, in some cases these activities may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds.
Disclosure of Fund Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period January 1, 2011 through June 30, 2011, unless otherwise indicated.
This table illustrates your Fund’s costs in two ways:
Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report | 61

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2011	Highland Funds I

	Beginning	Ending
	Account	Account	Annualized	Expenses	Actual
	Value	Value	Expense	Paid During	Returns
	01/01/11	06/30/11	Ratio(1)	the Period(2)(3)	for Period
Highland Long/Short Equity Fund
Actual Fund Return
Class A	$1,000.00	$997.20	2.33%	$11.54	-0.28%
Class C	1,000.00	994.40	2.98%	14.74	-0.56%
Class Z	1,000.00	999.90	1.98%	9.82	-0.01%

Hypothetical
Class A	$1,000.00	$1,013.24	2.33%	$11.63	5.00%
Class C	1,000.00	1,010.02	2.98%	14.85	5.00%
Class Z	1,000.00	1,014.98	1.98%	9.89	5.00%

Highland Long/Short Healthcare Fund
Actual Fund Return
Class A	$1,000.00	$1,150.50	2.02%	$10.77	15.05%
Class C	1,000.00	1,149.40	2.67%	14.23	14.94%
Class Z	1,000.00	1,150.90	1.67%	8.91	15.09%

Hypothetical
Class A	$1,000.00	$1,014.78	2.02%	$10.09	5.00%
Class C	1,000.00	1,011.55	2.67%	13.32	5.00%
Class Z	1,000.00	1,016.51	1.67%	8.35	5.00%

Highland Floating Rate Opportunities Fund
Actual Fund Return
Class A	$1,000.00	$1,074.80	2.52%	$12.96	7.48%
Class B	$1,000.00	$1,072.90	2.87%	14.75	7.29%
Class C	1,000.00	1,072.00	3.02%	15.52	7.20%
Class Z	1,000.00	1,076.50	2.17%	11.17	7.65%

Hypothetical
Class A	$1,000.00	$1,012.30	2.52%	$12.57	5.00%
Class B	$1,000.00	$1,010.56	2.87%	14.31	5.00%
Class C	1,000.00	1,009.82	3.02%	15.05	5.00%
Class Z	1,000.00	1,014.03	2.17%	10.84	5.00%

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the fiscal half-year, then divided by 365.
Approval of Highland Floating Rate Opportunities Fund Investment Advisory Agreement
The Highland Floating Rate Opportunities Fund (for the purposes of this section, the “Fund”) has retained the Investment Adviser to manage its assets pursuant to an Investment Advisory Agreement with the Investment Adviser (the “Advisory Agreement”). The Advisory Agreement has been approved by the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”).
Following an initial term of two years, the Advisory Agreement will continue in effect from year-to-year provided such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.
The Board of Trustees, including the Independent Trustees, approved the Advisory Agreement at the meeting held on February 21, 2011. As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Investment Adviser written and oral information including (i) information confirming the financial soundness of the Investment Adviser and the general profitability of the Investment Adviser with respect to the Advisory Agreement; (ii) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements; (iii) information on the internal compliance procedures of the Investment Adviser; (iv) information showing how the Fund’s fees and expected operating expenses compare to those of (a) other registered and private investment funds that follow investment strategies and objectives similar to those of the Fund and having a similar asset size to that expected to be obtained by the Fund and (b) other private and registered pooled investment vehicles or separately managed accounts managed by the Investment Adviser, as well as the performance of such vehicles and accounts; (v) information regarding brokerage and portfolio transactions; and (vi) information on any legal proceedings or regulatory audits or investigations affecting the Fund, Investment Adviser or its affiliates. The Board of Trustees reviewed various factors discussed in independent counsel’s legal memorandum, the detailed information provided by the Investment Adviser and other relevant information and factors, including the following:
The nature, extent, and quality of the services to be provided by the Investment Adviser
The Board of Trustees considered the portfolio management services to be provided by the Investment Adviser and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Board of Trustees discussed the relevant experience and qualifications of the Investment Adviser’s personnel who will be providing advisory services to the Fund. The Board of Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser. The Board of Trustees also reviewed and discussed the Investment Adviser’s compliance policies and procedures. The Board of Trustees concluded that the Investment Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature and the quality of such advisory services are satisfactory.
62 | Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2011	Highland Funds I
The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Fund
The Board of Trustees also gave substantial consideration to the proposed fees payable under the Advisory Agreement, including: (i) information regarding the financial condition of the Investment Adviser; (ii) information regarding the total fees and payments to be received by the Investment Adviser from the Fund; (iii) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements; (iv) information on the internal compliance procedures of the Investment Adviser; (v) information regarding brokerage and portfolio transactions; (vi) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser; and (vii) comparative information showing (a) the proposed fees payable to the Investment Adviser under the Advisory Agreement versus the fees payable to (1) the Investment Adviser by other registered investment companies it advises and (2) other investment advisers serving other registered investment companies that have investment strategies similar to those of the Fund, (b) the anticipated expense ratio of the Fund versus the expense ratios of certain registered investment companies that have investment strategies similar to those of the Fund, and (c) the anticipated profitability of the Fund versus other registered investment companies managed by the Investment Adviser. After reviewing these and related factors, the Board of Trustees determined that the proposed fees payable to the Investment Adviser under the Advisory Agreement represent reasonable compensation in light of the services to be provided by the Investment Adviser to the Fund and that the anticipated profitability to the Investment Adviser is fair and reasonable.
The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders
The Board of Trustees considered the projected asset level of the Fund, the information provided by the Investment Adviser relating to its estimated costs and information comparing the fee rates to be charged by the Investment Adviser with fee rates charged by other unaffiliated investment advisers to their clients. The Board of Trustees noted that the Fund intends to use breakpoints in determining its advisory fees. The Board of Trustees concluded that the fee structure of the Fund, with proposed breakpoints, is reasonable and appropriate and should result in a sharing of economies of scale in the Fund.
Following a further discussion of the factors above and the merits of the Advisory Agreement and its various provisions, it was noted that in considering the Advisory Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all of the factors and reasons discussed above, the Trustees agreed that the Advisory Agreement, including the advisory fees to be paid to the Investment Adviser are fair and reasonable to the Fund in light of the services that the Investment Adviser is expected to provide, the expenses that are expected to be incurred and the reasonably foreseeable asset level of the Fund. Accordingly, on February 21, 2011, the Board of Trustees, including all of the Independent Trustees, unanimously voted to approve the Advisory Agreement for an initial term of two years from the date of its execution.
Annual Report | 63

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2011	Highland Funds I
Trustees and Officers
The Board of Trustees (the “Board”) provides broad oversight over the operations and affairs of the Funds and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Funds’ business. The names and ages of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of portfolios in the Highland Fund complex overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o Highland Capital Management, L.P., NexBank Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240.

		Term of	Principal	Number of Portfolios	Other
		Office and	Occupation(s)	in Highland Fund	Directorships/
	Position(s)	Length of	During Past	Complex Overseen	Trusteeships
Name and Age	with Fund	Time Served	Five Years	by Trustee[1]	Held
Independent Trustees

Timothy K. Hui (Age 63)	Trustee	Indefinite Term; Trustee since inception in 2006	Vice President since February 2008, Dean of Educational Resources from July 2006 to January 2008, Assistant Provost for Graduate Education from July 2004 to June 2006, and at Philadelphia Biblical University.	18	None

Scott F. Kavanaugh (Age 50)	Trustee	Indefinite Term; Trustee since inception in 2006	Vice-Chairman, President and Chief Operating Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Vice Chairman, President and Chief Operating Officer of First Foundation, Inc. (holding company) since September 2007; and Private investor since February 2004; Sales Representative at Round Hill Securities from March 2003 to January 2004.	18	None
64 | Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2011	Highland Funds I
Trustees and Officers

		Term of	Principal	Number of Portfolios	Other
		Office and	Occupation(s)	in Highland Fund	Directorships/
	Position(s)	Length of	During Past	Complex Overseen	Trusteeships
Name and Age	with Fund	Time Served	Five Years	by Trustee[1]	Held
Independent Trustees

James F. Leary (Age 81)	Trustee	Indefinite Term; Trustee since inception in 2006	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	18	Board Member of Capstone Group of Funds (7 portfolios)

Bryan A. Ward (Age 56)	Trustee	Indefinite Term; Trustee since inception in 2006	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	18	None

Interested Trustee

R. Joseph Dougherty[2] (Age 41)	Trustee and Chairman of the Board, President and Chief Executive Officer	Indefinite Term; Trustee and Chairman of the Board since inception in 2006	Team Leader of Adviser since 2000, Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.	18	None

1.	The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser and an affiliated adviser, Highland Funds Asset Management, LLC, as of the date of this report.

2.	Mr. Dougherty is deemed to be an “interested person” of the Funds under the 1940 Act because of his position with the Investment Adviser.
Annual Report | 65

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2011	Highland Funds I
Trustees and Officers

Term of
Office and
	Position	Length of
Name and Age	with Fund	Time Served	Principal Occupation(s) During Past Five Years
Officers

R. Joseph Dougherty (Age 41)	Chairman of the Board, President and Chief Executive Officer	Indefinite Term; Chairman of the Board since inception in 2006; President and Chief Executive Officer since December 2008	Team Leader of the Adviser since 2000, Director/Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008;Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.

Brian Mitts (Age 40)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term; Treasurer since November 2010	Senior Retail Fund Analyst of the Adviser since 2007 and Principal Accounting Officer and Treasurer of the funds in the Highland Fund Complex since November 2010; Manager of Financial Reporting at HBK Investments (a hedge fund) from 2005 to 2007.

Ethan Powell (Age 36)	Secretary	Indefinite Term; Secretary since November 2010	Senior Retail Fund Analyst of the Adviser since 2007 and Secretary of the funds in the Highland Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2006.

Matthew S. Okolita (Age 30)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since May 2010	Chief Compliance Officer of the Adviser, Cummings Bay Capital Management, L.P., and Tunstall Capital Management, L.P. (investment advisers) since May 2010; Compliance Manager of the Adviser from March 2008 to May 2010; Legal Associate at NewStar Financial Inc. (a commercial finance company) from August 2006 to December 2007; Compliance Associate at Commonwealth Financial Network (a registered investment adviser/broker-dealer) from January 2004 to August 2006.
66 | Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser Highland Capital Management, L.P. NexBank Tower 13455 Noel Road, Suite 800 Dallas, TX 75240

Subadviser (for Highland Long/Short Healthcare Fund) Cummings Bay Capital Management, L.P. Nex Bank Tower 13455 Noel Road, Suite 800 Dallas, TX 75240

Transfer Agent BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Underwriter BNY Mellon Distributors Inc. 760 Moore Road King of Prussia, PA 19406

Custodian The Bank of New York Mellon One Wall Street New York, NY 10286

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 2001 Ross Avenue, Suite 1800 Dallas, TX 75201

Fund Counsel Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199

This report has been prepared for shareholders of Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund and Highland Floating Rate Opportunities Fund (collectively, the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Funds’ website at www.highlandfunds.com.

The Statements of Additional Information include additional information about the Funds’ Trustees and are available upon request without charge by calling 1-877-665-1287.
Annual Report | 67

THIS PAGE LEFT BLANK INTENTIONALLY.

HIGHLAND FUNDS
managed by
Highland Capital Management, L.P.
P.O. Box 9840
Providence, RI 02940-8040

Highland Funds I

Annual Report, June 30, 2011

www.highlandfunds.com

HLC-HFI-AR-06/11

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party.
(b)	Not applicable.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable.
(f)	The registrant’s code of ethics is filed herewith as Exhibit (a)(1).
Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Trustees (the “Board”) has determined that James Leary, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Leary is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $90,000 for the fiscal year ended June 30, 2010 and $254,500 for the fiscal year ended June 30, 2011.
Audit-Related Fees
(b)	The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $28,323 for the fiscal year ended June 30, 2010 and $49,500 for the fiscal year ended June 30, 2011. Services related to semi-annual and valuation work.
Tax Fees
(c)	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $22,500 for the fiscal year ended June 30, 2010 and $34,000 for the fiscal year ended June 30, 2011. Services related to assistance on the Fund’s tax returns and excise tax calculations.
All Other Fees
(d)	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended June 30, 2010 and $0 for the fiscal year ended June 30, 2011.
(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
The Audit Committee shall:
(a)	have direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)	review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)	consider whether the independent auditors’ provision of any non-audit services to the Fund, the Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	100%
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant was $872,000 for the fiscal year ended June 30, 2010 and $1,090,238 for the fiscal year ended June 30, 2011.
(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Highland Funds I

By (Signature and Title)*	/s/ R. Joseph Dougherty R. Joseph Dougherty, Chief Executive Officer and President
(principal executive officer)
Date 9/6/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Joseph Dougherty R. Joseph Dougherty, Chief Executive Officer and President
(principal executive officer)
Date 9/6/11

By (Signature and Title)*	/s/ Brian Mitts Brian Mitts, Chief Financial Officer and Treasurer
(principal financial officer)
Date 9/6/11

*	Print the name and title of each signing officer under his or her signature.